UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

COAST FINANCIAL HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COAST FINANCIAL HOLDINGS, INC.

2412 Cortez Road West

Bradenton, Florida 34207

April 15, 2005

Dear Shareholder:

On behalf of the Board of Directors, we cordially invite you to attend the 2005 Annual Meeting of Shareholders of Coast Financial Holdings, Inc. (the “Company”) which will be held at Corporate Center Three at International Plaza, 4221 W. Boy Scout Boulevard, 8th Floor, Tampa, Florida 33607 on Friday, May 20, 2005, at 10:00 a.m. local time.

At the Annual Meeting, shareholders will be asked: (i) to elect nine directors as members of the Board of Directors of the Company, (ii) to consider and approve the adoption of the Company’s 2005 Stock Incentive Plan, and (iii) to transact such other business which is properly brought up at the Annual Meeting or any adjournment thereof. On the following pages you will find the Notice of the Annual Meeting of Shareholders and the Proxy Statement giving information concerning matters to be acted upon at the meeting. Of course, we will be present at the Annual Meeting to answer any questions you might have.

I sincerely hope you will be able to attend the Annual Meeting. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED. Accordingly, please sign, date, and return the enclosed proxy which will indicate your vote upon the various matters to be considered. If you do attend the meeting and desire to vote in person, you may do so by withdrawing your proxy at that time.

We thank you for your support and look forward to seeing you at the Annual Meeting.

Very truly yours,

Brian P. Peters President and Chief Executive Officer

COAST FINANCIAL HOLDINGS, INC.

2412 Cortez Road West

Bradenton, Florida 34207

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 20, 2005

TO THE SHAREHOLDERS OF COAST FINANCIAL HOLDINGS, INC.:

NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of the Shareholders of Coast Financial Holdings, Inc., a Florida corporation (the “Company”), will be held at Corporate Center Three at International Plaza, 4221 W. Boy Scout Boulevard, 8th Floor, Tampa, Florida 33607 on Friday, May 20, 2005, at 10:00 a.m. local time, to consider and act on the following matters:

1.	Election of nine directors to serve as members of the Board of Directors of the Company;

2.	Approval and adoption of the Coast Financial Holdings, Inc. 2005 Stock Incentive Plan in the form attached as Appendix A to the Proxy Statement; and

3.	Such other business as may properly come before the meeting or adjournment thereof.

Only shareholders of record at the close of business on March 22, 2005, are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments thereof. Each shareholder, even though he or she may presently intend to attend the Annual Meeting, is requested to execute and date the enclosed proxy and to return it without delay in the enclosed postage-paid envelope. Any shareholder present at the Annual Meeting may withdraw his or her proxy and vote in person on each matter brought before the Annual Meeting.

By Order of the Board of Directors

Brian F. Grimes Secretary

Bradenton, Florida

April 15, 2005

COAST FINANCIAL HOLDINGS, INC.

2412 Cortez Road West

Bradenton, Florida 34207

PROXY STATEMENT

2005 ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 20, 2005

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Coast Financial Holdings, Inc., a Florida corporation (the “Company”), of proxies to be voted at the 2005 Annual Meeting of Shareholders to be held on Friday, May 20, 2005, at 10:00 a.m. local time (the “Annual Meeting”), and at any adjournment thereof. The Annual Meeting will be held at Corporate Center Three at International Plaza, 4221 W. Boy Scout Boulevard, 8th Floor, Tampa, Florida 33607.

At the Annual Meeting, shareholders will be asked to consider and vote on the election of nine directors to serve as members of the Board of Directors of the Company, approval and adoption of the Coast Financial Holdings, Inc. 2005 Stock Incentive Plan (“2005 Stock Incentive Plan”), and such other business as may properly come before the meeting.

This Proxy Statement and the enclosed form of proxy are first being sent to shareholders, together with the Notice of Annual Meeting, on or about April 15, 2005.

Shareholders are urged to complete, date, and sign the accompanying form of proxy and return it promptly in the envelope provided with these materials. No postage is necessary if the proxy is mailed in the United States in the accompanying envelope.

PROXIES AND VOTING AT THE MEETING

Record Date and Voting Rights

The Board of Directors has fixed the close of business on March 22, 2005 as the record date (the “Record Date”) for the determination of the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. As of the Record Date, the Company had issued and outstanding approximately 3,757,650 shares of common stock, $5.00 par value per share (“Common Shares”), constituting the Company’s only class of stock outstanding and entitled to vote at the Annual Meeting. Each Common Share outstanding on the Record Date entitles the record holder to cast one vote with respect to each matter to be voted upon at the Annual Meeting. The presence of a majority of the Company’s outstanding Common Shares as of the Record Date, in person or represented by proxy, will constitute a quorum at the Annual Meeting.

Directors are elected by a plurality of the votes cast at a meeting in which a quorum is present. In connection with the election of directors, votes may be cast in favor of or withheld from each nominee. Votes withheld from director nominees will be counted in determining whether a quorum has been reached. However, since directors are elected by a plurality, a vote against a director and votes withheld from a nominee or nominees generally will not affect the outcome of the election.

Approval of other matters submitted to shareholders at a meeting where a quorum is present requires that the votes cast in favor of the action exceed the votes cast opposing the action, unless the Company’s articles of incorporation or bylaws or state law requires a greater number of votes.

In the event of any abstentions or broker non-votes with respect to any proposal coming before the Annual Meeting, the proxy will be counted as present for purposes of determining the existence of a quorum; but since they are neither a vote cast in favor of nor a vote cast opposing a proposed action, abstentions and broker non-votes typically will not be counted as a vote cast on any routine matter. A broker non-vote generally occurs when a broker who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter. Therefore, since directors are elected under Florida law by a plurality of the votes cast at a meeting where a quorum is present, abstentions and broker non-votes will have no impact on the outcome of the vote taken with respect to the election of directors or other matters requiring the approval of only those casting a vote at the meeting.

Voting and Revocation of Proxies

All properly executed proxies received prior to or at the Annual Meeting will be voted in accordance with the instructions indicated on such proxies, if any. If no instructions are indicated with respect to any shares for which properly executed proxies have been received, such proxies will be voted FOR the election of the Board of Directors’ nominees for directors and FOR approval and adoption of the 2005 Stock Incentive Plan. The Company is not aware of any matter to be presented at the Annual Meeting other than those matters described in the Notice of Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting for consideration, the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment.

Any shareholder giving a proxy may revoke it at any time before it is exercised by duly executing and submitting a later-dated proxy, by delivering written notice of revocation to the Company which is received at or before the Annual Meeting, or by voting in person at the Annual Meeting (although attendance at the Annual Meeting will not, in and of itself, constitute a revocation of the proxy). Any written notice revoking a proxy should be sent to the Secretary of the Company at the Company’s principal executive offices, located at the address set forth above.

CORPORATE GOVERNANCE

The Board of Directors

The Board of Directors, which is elected by the shareholders, is responsible for the overall management of the business and affairs of the Company. It has the ultimate decision-making authority, except with respect to those matters reserved to the shareholders. The Board and its committees review the Company’s long-term strategic plans and exercises direct decision-making authority in a number of areas, such as declaring a dividend. The Board of Directors selects, advises, and monitors the performance of, the senior management team which is charged with the conduct of the Company’s business and the implementation of the Board’s strategic plan. The Board of Directors also reviews development and succession plans for the Company’s senior executive officers.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines that govern the structure of the Board of Directors and which outline the Board’s policies on a number of the Company’s corporate governance issues and procedures. These guidelines embody the practices of the Company since its inception and also include procedures designed to incorporate current corporate governance best practices. The Company’s corporate governance practices are designed to align the interests of the Board and management with those of the Company’s shareholders and to promote honesty and integrity throughout the Company. Portions of the Corporate Governance Guidelines are described below and are available as described herein.

Director Qualifications and Independence

The Corporate Governance Guidelines require that the Board of Directors consist of a majority of independent directors. In general, the Board of Directors determines independence on the basis of standards established by Nasdaq Stock Market (the “Nasdaq rules”) and other facts and circumstances the Board considers relevant.

The Nasdaq rules provide that a director will not qualify as independent unless the Board affirmatively determines that the director has no material relationship with the Company that would interfere with the exercise of independent judgment. Subject to some exceptions, the Nasdaq rules generally provide that a director will not be independent if (a) the director is, or in the past three years has been, employed by the Company or any of its subsidiaries; (b) the director has an immediate family member who is, or in the past three years has been, an executive officer of the Company or any of its subsidiaries; (c) the director or a member of the director’s immediate family has received payments from the Company of more than $60,000 during the current or any of the past three fiscal years, other than for service as a director or in connection with deposits made with, or loans made by Coast Bank of Florida (“Coast Bank”), the Company’s wholly-owned subsidiary, to such persons in the ordinary course of business; (d) the director or a member of the director’s immediate family is a current partner of Hacker, Johnson & Smith, P.A. (“HJS”), our independent auditors, or is, or in the past three years, has been, employed by HJS in a professional capacity and worked on the Company’s audit; (e) the director or member of the director’s immediate family is, or in the past three years has been, employed as an executive officer of a company where the Company’s executive officer serves on the compensation committee; or (f) the director or a member of the director’s immediate family is a partner in, or a controlling shareholder or an executive officer of, an entity that makes payments to or receive payments from the Company in an amount which, in any fiscal year during the past three years, exceeds the greater of $200,000 or 5% of the other entity’s consolidated gross revenues.

The Board of Directors and its Nominating and Corporate Governance Committee (the “Corporate Governance Committee”) evaluates the relationships between each director (or his or her immediate family members and related interests) and the Corporation and its subsidiaries to determine compliance with the Nasdaq rules described above. Based on that review, the Board of Directors has affirmatively determined, upon the recommendation of the Corporate Governance Committee, that every director, other than Mr. Peters, are independent under these standards.

Executive Sessions of the Board

As provided in the Corporate Governance Guidelines, the independent directors of the Company meet in executive session at each meeting of the Board of Directors. Since the Chairman of the Board is an independent director, the Chairman serves as the presiding director at these sessions.

Board Attendance and Annual Meeting Policy

It is the Company’s policy that directors should make every effort to attend each meeting of the Board of Directors, each meeting of the committees on which they serve, and the Company’s annual meeting of shareholders. During the fiscal year ended December 31, 2004 (the “2004 fiscal year”), there were 7 meetings of the Board of Directors, and each of the directors attended at least 75% of the meetings of the Board of Directors and committees on which he or she served. A regular meeting of the Board of Directors is scheduled in conjunction with the annual meeting. All directors attended the 2004 annual meeting of shareholders.

Board Committee Membership and Meetings

The Board of Directors has established various committees to assist the Board in fulfilling its responsibilities. All of the members of the committees are nominated by the Corporate Governance Committee and appointed by the Board of Directors. The Board of Directors had four standing committees during the 2004 fiscal year: Audit Committee, Compensation Committee, Corporate Governance Committee, and Executive Committee. Members of these committees are elected annually at the Board of Directors’ meeting following the annual meeting of shareholders. Each of these committees, except for the Executive Committee, is composed entirely of independent directors and operates under a charter approved by the Board of Directors setting out the purposes and responsibilities of the committee. The committees of the Board of Directors annually review and, as appropriate, revise the committees’ charters to reflect, among other things, changing regulatory developments. Descriptions of the these committees are provided below.

•	Audit Committee. The audit committee currently consists of three directors, all of whom are independent under the Nasdaq rules and other SEC rules and regulations applicable to audit committees.

The Audit Committee is responsible for ensuring that an adequate audit program and controls exist and its duties include: (i) conducting an annual review of the adequacy of the Company’s system of internal accounting and its audit program, including a review of the activities of the subsidiary Bank’s examining committees, maintaining direct reporting responsibility and regular communication with the Company’s internal audit staff, and reviewing the scope and results of the internal audit procedures of the Company and its subsidiary; (ii) ensuring the integrity of the consolidated financial statements of the Company; (iii) recommending to the Board of Directors the engagement or discharge of the independent public accountants and pre-approving any non-audit services; (iv) meeting with the independent public accountants to review the plans and results of the audit engagement, to review all reports of independent auditors and bank regulatory examinations, and to respond to such reports; (v) approving the services to be performed by the independent public accountants and giving consideration to the range of the audit and non-audit fees; (vi) establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters, and (vii) ensuring the integrity of the Company’s internal loan review system. As a part of its duties, the Audit Committee reviews with management and the independent auditor the annual and quarterly financial statements of the Company, including the Company’s disclosure under “Management’s Discussion and Analysis or Plan of Operation” and any material changes in accounting principles or practices used in preparing the financial statements prior to filing of a report on Form 10-KSB or 10-QSB with the SEC. The audit committee reviews annually the scope of the proposed internal audit, external audit, and credit review activities and also reviews the actual coverage of those activities. The Audit Committee also reviews annually, together with management, the independent public accountant and the contents and conclusions of the audited financial statements. Additional information regarding the functions performed by the Audit Committee and its membership is set forth in the “Report of Audit Committee” included below. The Audit Committee, which currently is comprised of Messrs. Reinemeyer, Legler and Toomey, held 9 meetings during the 2004 fiscal year. The Board of Directors has determined that Jack Reinemeyer qualifies as an audit committee financial expert.

•	Compensation Committee. The Compensation Committee currently consists of four directors. The Compensation Committee provides overall guidance with respect to the establishment, maintenance and administration of the Company’s compensation policies, programs, and employee benefit plans, including the review and approval of the chief executive officer’s and other executive officers’ compensation. The Compensation Committee also reviews and makes recommendations to the Board of Directors as to the form and amount of compensation for the Company’s directors. The Compensation Committee, which is comprised of Messrs. Legler, Ruffino, O’Brien, and Reinemeyer, held 5 meetings during the 2004 fiscal year.

•	Corporate Governance Committee. The Corporate Governance Committee currently consists of four directors. The Corporate Governance Committee identifies individuals qualified to become board members, and recommends to the Board nominees for election as directors. In addition, the Corporate Governance Committee recommends to the Board the Company’s corporate governance guidelines. The Corporate Governance Committee also leads the Board in its annual self-evaluation and review of management’s performance and recommends to the Board membership for each Board committee. In the event of a vacancy in the office of the Chief Executive Officer, the Corporate Governance Committee, together with the Executive Committee, is responsible for recommending a successor to the full Board. The Corporate Governance Committee, which consist of Messrs. Ruffino, O’Brien, Nobbs, and Reinemeyer, held one meeting during the 2004 fiscal year.

•	Executive Committee. The Executive Committee of the Board of Directors is empowered to act on behalf of, and to exercise all the powers of, the full Board of Directors in the management of the business and affairs of the Company when the Board of Directors is not in session, except to the extent limited by the Company’s Articles of Incorporation or Bylaws, or by Florida law. The Executive Committee, consisting of Messrs. Toomey, Peters, Ruffino, Legler, and Gigliotti, met twice during the 2004 fiscal year.

Director Compensation

Directors of the Company also are directors of the Bank. Currently directors do not receive payment for their attendance at Board of Director or committee meetings of the Company or the Bank.

Director Nomination Process

The Corporate Governance Committee generally identifies director candidates through recommendations made by its independent directors, but will consider candidates proposed or suggested by other Board members, management, business contacts, third party search firms retained by the Corporate Governance Committee, and shareholders.

The Corporate Governance Committee is responsible for assessing all director candidates and recommending nominees to the Board. Pursuant to the Corporate Governance Guidelines, the Corporate Governance Committee and the Board will select director nominees based on the merit, qualifications. performance and competency of the candidate and the Company’s business needs. Candidates must be individuals of the highest character and integrity who possess significant experience or skills that will benefit the Company and must be free of conflicts of interest that would interfere with their ability to discharge their duties or violate any applicable laws or regulations. The Board of Directors also believes that its directors ideally should reflect a mix of experience and other qualifications. There, however, is no firm requirement of minimum qualifications or skills that a candidate must possess. When evaluating nominees, the composition of the entire Board is taken into account including the need for a majority of independent directors; the diversity of experience and background represented on the Board; the need for financial, business, academic, public and other expertise on the Board and its committees; and the desire for directors working cooperatively to represent the best interests of the Company and its shareholders, customers, communities and employees. Candidates must be willing and able to devote the time necessary to discharge their duties and have the desire to represent and evaluate the interests of the Company as a whole. Also, the assessment of a candidate includes consideration of the number of public boards on which he or she serves.

Shareholders also may nominate persons for election as directors at an annual shareholders’ meeting if such nominations are made in accordance with the procedures set forth in the Company’s Bylaws. The Bylaws require, among other things, that advance written notice of such proposed nomination shall be given to the Secretary of the Company not less than the 120th calendar day in advance of the one year anniversary of the date of the Company’s proxy statement sent to shareholders in connection with the preceding year’s annual meeting of shareholders. However, if no annual meeting was held in the previous year or the annual meeting of shareholders is changed by more than thirty (30) calendar days from the date of the anniversary of the annual meeting date stated in the previous years proxy statement, then a proposed nomination may be received not later than the tenth day following the day on which the public announcement of the meeting date is first made. Each notice shall set forth (a) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (b) the principal occupation or employment of each such nominee, and (c) the number of shares of stock of the Company which are beneficially owned by each such nominee.

Communications with Directors

The Board of Directors has established a process for shareholders and other interested parties to communicate with the Board or a particular director. Such individual may send a letter to Coast Financial Holdings, Inc., Attention: Secretary, 2412 Cortez Road West, Bradenton, Florida 34207. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters should state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will circulate the communications (with the exception of commercial solicitations) to the appropriate director or directors. Communications marked “Confidential” will be forwarded unopened. A log of all correspondence addressed to the directors will be kept for periodic review by the Corporate Governance Committee and any other interested director.

Code of Conduct and Ethics

The Board adopted the Coast Financial Holdings, Inc. Code of Conduct and Ethics (“Ethics Code”) which applies to all of the Company’s directors, officers and employees, including its principal executive officer, principal financial officer and principal accounting officer. The Company is committed to the highest standards of ethical and professional conduct, and the Ethics Code provides guidance in how to uphold these standards. The Code of Ethics consists of basic standards of business practice as well as professional and personal conduct. Any amendments to, or waivers of, the Code of Ethics (to the extent applicable to the principal executive officer, principal financial officer or principal accounting officer) will be promptly disclosed by the Company. The Corporate Governance Committee has been charged with monitoring, overseeing, and reviewing compliance with the Ethics Code.

Availability of Corporate Governance Documents

The full text of the Corporate Governance Guidelines, the Ethics Code, and the charters of the Audit Committee, the Compensation Committee, and the Corporate Governance Committee are all available on the Company’s website located at www.coastbankflorida.com. In addition, a copy of the Company’s Audit Committee Charter was attached as Appendix A of the Company’s proxy statement dated April 1, 2004.

PROPOSAL I

ELECTION OF DIRECTORS

In accordance with the Company’s Bylaws and based on the recommendation of the Corporate Governance Committee, the Board of Directors has fixed the number of directors to be elected at the Annual Meeting at nine. All eight of the Company’s current directors have been nominated for re-election as directors of the Company to hold office until the 2006 Annual Meeting of Shareholders and until his successor has been duly elected and qualified. In addition, M. Alex White also has been nominated for election to the Board of Directors for the ensuing year. Mr. White was identified as a director candidate and brought to the attention of the Corporate Governance Committee by the Company’s non-management directors.

It is intended that the proxies received from shareholders, unless contrary instructions are given therein, will be voted FOR the election of the nominees named below, each of whom has consented to being named herein and has indicated their intention to serve if elected. If any nominee for any reason should become unavailable for election or if a vacancy should occur before the election, it is intended that the shares represented by the proxies will be voted for such other person as the Company’s Board of Directors shall designate to replace such nominee. The Board of Directors has no reason to believe that any of the nominees will not be available or prove unable to serve if so elected.

Nominees for Director

The age of each nominee, their positions and offices with the Company, Coast Bank, their term of office as a director of the Company, their business experience during the past five years or more, and additional biographical data is set forth below. Information with respect to the nominees is as of March 1, 2005, except as otherwise stated.

Name	Age	Position with the Company and Coast Bank (1)	Director Since
James K. Toomey	39	Chairman of the Board	2003
Michael T. Ruffino	58	Vice Chairman of the Board	2003
Brian P. Peters	42	President and Chief Executive Officer of the Company and Coast Bank and Director	2004
Joseph Gigliotti.	65	Director	2003
Kennedy Legler, III	56	Director	2003
Paul G. Nobbs	49	Director	2003
Thomas M. O’Brien	53	Director	2003
John R. (“Jack”) Reinemeyer	66	Director	2003
M. Alex White	53	Director Nominee	—

(1)	The board of directors of Coast Bank is identical to that of the Company.

All directors of the Company hold office until the earlier of the next annual meeting of the shareholders and until their successors have been duly elected and qualified, or their death, resignation, or removal.

James K. Toomey has served as a director of the Company since its inception and as a director of Coast Bank since April 2000. Mr. Toomey has been the Chairman of the Board of Directors of both the Company and Coast Bank since July 2003. Previously, Mr. Toomey served in various positions for Knight-Ridder/Bradenton Herald from August 1990 to September 1997. Since September 1997, Mr. Toomey’s business interests have been focused towards commercial shopping development and investments. He is a life-long Florida native and is the co-owner of two real estate development companies in Manatee County. He is the founder of the Toomey Foundation for the Natural Sciences and has served as a director since its inception in 2003. Mr. Toomey earned a Bachelor of Arts Degree in Economics from Rollins College, Winter Park, Florida in 1988 and in 1990 he earned a MBA degree from Crummer Graduate School, Rollins College.

Michael T. Ruffino has served as a director of the Company since its inception and as a director of Coast Bank since April 2000. Mr. Ruffino has lived in Manatee County for 22 years and since 1985 has served as the President of Manatee Pinellas Title Company, the largest independently owned title company in Manatee County. He also is the President and owner of Title Solutions, Inc., an imaging business located in Bradenton, Florida. Mr. Ruffino’s civic activities have included being a Director of Manatee County Chamber of Commerce and President of the South Manatee County Sertoma Club.

Brian P. Peters has been President, Chief Executive Officer and a director of the Company and Coast Bank since February 2004. From the Company’s inception to February 2004, Mr. Peters served as the Company’s Chief Financial Officer and Executive Vice President. Mr. Peters served as Coast Bank’s President and Chief Operating Officer from December 2003 to February 2004 and Coast Bank’s Executive Vice President and Chief Financial Officer from June 2002 until December 2003. From 1997 to 2002, Mr. Peters served as Senior Vice President and Controller for Republic Bank, St. Petersburg, Florida and from 1995 to 1997 he served as Chief Financial Officer of American Bancshares, Inc., and as Senior Vice President and Chief Financial Officer of American Bank, Bradenton, Florida, the wholly-owned banking subsidiary of American Bancshares, Inc. Mr. Peters received his MBA from Regis University, Denver, Colorado and his B.A. from Eckerd College, St. Petersburg, Florida. He has in excess of 20 years experience in banking.

Joseph Gigliotti has been a director of the Company since its inception and a director of Coast Bank since July 2000. Mr. Gigliotti has been a resident of Manatee County since 1958 and has been the President of Gigliotti Contracting, Inc. located in Palmetto, Florida and Gigliotti Contracting North, Inc. in New Port Richey, Florida since 1966. His civic duties include serving on the Advisory Board for the Manatee County Sheriff’s Department, serving as an officer of the One Hundred Club of Manatee County and a member of the Goldstar Club and the Manatee County Chamber of Commerce.

Kennedy Legler, III has served as a director of the Company since its inception and as a director of Coast Bank since October 2000. Mr. Legler has practiced law for over 20 years and is currently practicing as an attorney with the law firm of Legler & Flynn. He holds a Bachelor of Arts degree in Business and Government from Otterbein College and holds a Juris Doctorate degree from the University of Dayton School of Law. Mr. Legler has an extensive history of community service including formerly serving as President of the American Heart Association, Regional Division and a member of the Board of Directors of the Deaf Service Center of Manatee/Sarasota Counties.

Paul G. Nobbs has served as a director of the Company since its inception and as a director of Coast Bank since December 2003. Since April 2004, Mr. Nobbs has served as a Managing Director of Accume Partners, a company which provides internal audit and other risk assessment services to corporations, including Sarbanes Oxley compliance services. Prior to his employment with Accume Partners, Mr. Nobbs served as a consultant to Knickerbocker, LLC, a private investment company, from August 2003 to February 2004. Mr. Nobbs served as a managing director of Knickerbocker, LLC from September 1998 to August 2003, where he was responsible for evaluating and managing private investments. From 1997 to 1998, he served as a Vice President and Assistant Corporate Controller of Beneficial Corp., a consumer finance company. Mr. Nobbs received his Bachelor of Science degree in Accounting from Montclair State University in 1978 and he is a Certified Public Accountant.

Thomas M. O’Brien has been a director of the Company since its inception and a director of Coast Bank since April 2000. Mr. O’Brien is the President of C&D Fruit and Vegetable, a produce growing and shipping company that he has been affiliated with since 1978. He also is a co-owner of the following West Florida companies: North River Vegetable, Trio Farms, Manatee Logistics, Produce Dynamics, NR Investments of Manatee, LLC, and Incredible Fresh Wholesale Seafood of Miami.

John R. (“Jack”) Reinemeyer has served as a director of the Company since its inception and as a director of Coast Bank since July 2000. Mr. Reinemeyer is a Certified Public Accountant and has served as the Chairman and Chief Executive Officer of Reinemeyer & Reinemeyer P.A., an accounting firm, since 1960. Mr. Reinemeyer also serves as a director of Susan Reinemeyer Studios, Inc., a sculpting studio, and as the Chairman and Chief Executive Officer of the following companies: (i) Paymaster Service Corp., a payroll processing company; (ii) Flying E. Ranch, Inc., a hay and certified red angus cattle operation company; (iii) Bay Leasing & Finance, Inc., an equipment and finance company; and (iv) Reinemeyer Data Centers, Inc., a holding company for his corporations. Prior to relocating from Ohio to Florida in 1980, Mr. Reinemeyer was President and Chief Executive Officer of Huntsville State Bank in Huntsville, Ohio.

M. Alex White is a director nominee. Mr. White is a Certified Public Accountant and was an audit partner with Deloitte & Touche LLP, a public accounting firm, from May 1997 until his retirement effective January 2005. During his career at Deloitte & Touche, Mr. White spent the majority of his time serving public companies, many of which were financial institutions. He most recently led the Sarbanes-Oxley effort for the North Florida practice of Deloitte & Touche.

There is no family relationship between any of Company’s directors, nominees to serve as directors, or executive officers. There are no arrangements between any director or director nominee of the Company and any other person pursuant to which he was, or will be, selected as a director.

The Board of Directors recommends a vote FOR

the election of all 9 nominees.

PROPOSAL 2

APPROVAL AND RATIFICATION

OF THE 2005 STOCK INCENTIVE PLAN

On March 18, 2005, the Board of Directors approved and adopted the 2005 Stock Incentive Plan, and at the Annual Meeting, shareholders will be asked to consider and vote on the approval and adoption of the 2005 Stock Incentive Plan. The Board of Directors believes that the granting of stock options will assist the Company in its efforts to recruit, attract, and retain highly qualified managers, consultants, and staff, and knowledgeable independent directors capable of furthering the success of the Company. Approximately 97% of the Common Shares authorized under the Company’s existing Stock Incentive Plan have been granted. The 2005 Stock Incentive Plan will increase the number of Common Shares available for the grant of future equity awards.

The Board of Directors believes that the ability to award stock options is essential to the success of its growth and expansion activities, and accordingly, approved the 2005 Stock Incentive Plan to increase the number of shares available for issuance under its Stock Incentive Plans. The Company’s goal is to increase Coast Bank’s market share and establish Coast Bank as the leading community bank in its market area. As a part of this strategy, Coast Bank has opened 4 branches during the past 12 months and anticipates opening an additional 2 branches during the first half of the 2005 fiscal year. Further, the Company contemplates the opening of at least two new branches during the second half of the 2005 fiscal year. Accordingly, the Company anticipates the need to attract and hire additional management and employees. The Company believes that the ability to grant options as part of a compensation package will greatly assist it in attracting the managers and employees that will be needed as its operations expand and grow.

The Company further believes that the grant of options to its current officers, directors, and employees also is critical to the financial well-being of the Company because such grants encourage management and employees to work even harder to meet Coast Bank’s goals and improve the financial position of the Company and to encourage them to remain with the Company. Furthermore, granting options to directors, management and employees tend to align their interests with those of the Company’s shareholders because they will personally benefit from increased prices for the Company’s equity.

The Plan

Purpose. The purpose of the 2005 Stock Incentive Plan is to strengthen the ability of the Company to recruit, attract, and retain the services of experienced and knowledgeable directors, officers and employees for the benefit of the Company and its shareholders and to provide performance incentives for the directors, officers, and employees to work for the best interests of the Company and its shareholders through continuing ownership of its Common Shares.

Shares Available for Awards. Subject to adjustments upon certain changes in the Company’s capitalization as set forth in Section 4.4 of the 2005 Stock Incentive Plan, an aggregate of 158,000 Common Shares may be issued under the 2005 Stock Incentive Plan of which no more than 15,000 shares may be issued to any single person. The Common Shares to be issued upon exercise of awards under the plan may include authorized but unissued shares and shares previously reserved for issuance upon exercise of options which have expired or terminated. Shares subject to an award that cease to be exercisable or which are forfeited for any reason are available for subsequent award grants.

Administration of the Plan. The 2005 Stock Incentive Plan shall be administered by the Board of Directors or by the Company’s Compensation Committee (referred to either case as the “Committee”). The Committee has the power and authority, subject to the express provisions of the 2005 Stock Incentive Plan, to (a) select the employees and directors who will receive awards under the plan, (b) grant awards, (c) determine the type of award to be made (incentive stock option, nonqualified options, stock appreciation rights (“SARs”) restricted stock, unrestricted stock, or a combination thereof), (d) set the exercise price of the options, (e) determine the number of shares subject to each such award, and (f) establish the other terms and conditions of such awards. For awards made to directors, the entire Board of Directors must approve the grant.

The Committee also shall have the power to construe the 2005 Stock Incentive Plan, to determine all questions as to eligibility, and to adopt and amend rules and regulations for the administration of the 2005 Stock Incentive Plan. The terms of each award to be granted under the 2005 Stock Incentive Plan shall be as determined from time to time by the Committee and shall be set forth in an award agreement in a form approved by the Committee.

Eligibility. Officers, employees, and directors of the Company and its subsidiaries who are designated as participants by the Committee will be eligible to receive awards under the 2005 Stock Incentive Plan, but only employees will be entitled to receive incentive stock options. As of February 28, 2005, the total number of officers, employees, and directors who were eligible to receive awards under the 2005 Stock Incentive Plan was approximately 134 employees and officers and 8 directors. However, the Compensation Committee and the Board of Directors are expected to consider how directors are to be compensated for their services, and if compensated therefor, whether directors should be given the option to receive unrestricted stock awards as payment for director fees in lieu of cash payments.

Types of Awards. The Committee will have broad discretion under the 2005 Stock Incentive Plan to establish stock-based incentive awards designed to attract and retain key personnel and directors, and to motivate them to maximize shareholder value by more closely aligning their interests with those of the shareholders. The awards may be in the form of incentive stock options, non-qualified stock options, SARs, restricted stock, and unrestricted stock awards. Non-employee directors of the Company are eligible to receive awards under the 2005 Stock Incentive Plan, but they may not be granted incentive stock options. The Committee has the authority to select the employees and directors who will receive awards and to determine the amounts and types of awards, and the terms, conditions, and restrictions applicable to the awards. The specific terms of each award will be set forth in an award agreement with the participant.

Exercise and Purchase Prices. Stock options granted under the Plan will be required to have an exercise price (“Exercise Price”) per share equal to at least the fair market value of the Common Shares on the date the option is granted but in no event shall the price be less than the par value of the shares. If an incentive stock option is awarded to a person who at the time of the award owns more than 10% of the combined voting power of all classes of the Company’s stock (a “10% Shareholder”), the price per share of the option shall be equal to at least 110% of the fair market value of the Common Shares on the date the option is granted. Fair market value for purposes of the Plan is the closing sales price of the Common Shares as quoted on the Nasdaq SmallCap Market, on the date of grant. The closing price of the Common Shares on March 22, 2005 was $17.28. The Committee has the discretion to establish the purchase price relating to restricted and unrestricted stock awards, which purchase price may be zero.

Payment of the Exercise Price. Payment of the Exercise Price for vested stock options issued under the 2005 Stock Incentive Plan, together with the amount of any tax or excise due in respect of the sale of the Common Shares subject to a stock option, must be made in full upon exercise of an option in whole or in part. The Committee may permit the Exercise Price to be paid (a) in cash or by check, (b) by delivery of, or withholding from the stock option through a cashless exercise, Common Shares (except for restricted stock), (c) in any combination of Common Shares and cash, or (d) in any other form of consideration and method of payment permitted under applicable laws. The Company will not issue a certificate for Common Shares until full payment for such shares has been made and until all legal requirements applicable to the issuance and transfer of such shares have been satisfied. An option holder has none of the rights of a shareholder until shares are deemed issued to him or her.

Award Term. Stock options granted under the 2005 Stock Incentive Plan generally will vest as set forth in the award agreement as may be determined by the Committee at the time of grant. To the extent that no vesting conditions are stated in the award agreement, the stock options represented thereby shall be fully vested at the time of grant. Stock options generally will terminate at the earliest of: (a) ten years after the date of grant (5 years for incentive stock options awarded to a 10% shareholder), (b) one year after termination of employment due to death or disability, (c) three months after termination of employment due to reasons other than death or disability or termination, (d) immediately due to an involuntary termination of employment for “cause” (as determined by the Board of Directors), or (e) three months after termination of service of a non-employee director by resignation or by failure to run for reelection after being offered nomination for such reelection. The Committee, in its sole discretion, may require termination at such earlier or later date as it may determine. To the extent that the Committee should permit the exercise of an option at a later date than set forth above, such option will be disqualified as an incentive stock option if exercised after the time periods indicated above. Restricted stock awards generally will include a vesting period to be determined by the Committee and shares not vested prior to termination of service will be forfeited to the Company. Until forfeited, holders of restricted stock are entitled to dividend and voting rights as holders of the Common Shares.

Stock Appreciation Rights. The 2005 Stock Incentive Plan provides for the award of SARs to participants. The exercisability, vesting, duration, and other terms and conditions of SARs shall be determined by the Committee. Generally, no SAR may be exercised until one year has elapsed. Upon the exercise of a SAR, a participant typically will receive an amount determined by multiplying:

•	the excess of the fair market value of a Common Share on the date preceding the exercise of the SAR over the per share exercise price of the per share exercise price of the Stock Option issued in tender with the SAR, by

•	the number of Common Shares as to which the SAR relates.

The Committee, however, may issue freestanding SARs subject to different measurements based on Common Share prices on the date of grant and the date of exercise of such SAR. The Committee has the discretion to permit participants to determine whether a SAR is payable in cash, Common Shares, or a combination thereof.

Transfer Restrictions. An option is exercisable only by the option holder during his or her lifetime, and no option or right or interest in an option is assignable or transferable by the holder except by will or the laws of descent and distribution. Similarly, restricted stock may not be assigned or transferred by the holder of restricted stock until all restrictions have elapsed.

Change in Common Shares. If the Company is a party to any merger or consolidation, purchase, or acquisition of property or stock, or any separation, reorganization or liquidation, the Committee has the power to make arrangements for the substitution of new options for, or the assumption by another corporation of, any unexpired options. If the Committee causes the Company to assume stock options of another party by substituting stock options under the 2005 Stock Incentive Plan for such options, or by merely assuming the obligations of such other party’s stock options, the aggregate number of shares available for issuance under the 2005 Stock Incentive Plan shall be increased to reflect such assumption or substitution.

If by reason of a merger, consolidation, reorganization, recapitalization, reclassification, stock split, reverse stock split, combination of shares, separation, or dividend payable in Common Shares, the outstanding Common Shares are increased or decreased or changed into or been exchanged for a different number or kind of shares or if additional shares or new and different shares are issued in respect of such shares, the Committee will conclusively determine the appropriate adjustment in aggregate maximum number of Common Shares and SARs available for issuance under the 2005 Stock Incentive Plan, the exercise price of outstanding options, and the number and kind of shares as to which outstanding options will be exercisable.

In the event of any of the foregoing transactions, the total number of Common Shares for which options may be granted will be appropriately adjusted by the Committee.

Change in Control. Upon the occurrence of a “change of control,” as defined by the 2005 Stock Incentive Plan, all outstanding stock options shall become fully vested and exercisable, and all conditions or restrictions relating to an award issued under the 2005 Stock Incentive Plan shall be accelerated or released.

Indemnity. Neither the Board of Directors nor the Committee shall be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with their responsibilities under the 2005 Stock Incentive Plan. The Company has agreed to indemnify the Board of Directors and members of the Committee, in respect of any claim, loss, damage, or expense (including counsel fees) arising from any such act, omission, interpretation, construction, or determination to the fullest extent permitted by law.

Amendment, Modification, or Termination of the 2005 Stock Incentive Plan. The Committee may at any time amend, modify, suspend, or terminate the 2005 Stock Incentive Plan (as provided by Article X thereof). No amendment, modification, suspension, or termination of the 2005 Stock Incentive Plan, except as described herein, may adversely affect the rights of an option holder without his or her consent.

Term of the 2005 Stock Incentive Plan. Unless sooner terminated under Article X of the 2005 Stock Incentive Plan, it will terminate on the tenth anniversary from its effective date, and no options may be granted under the 2005 Stock Incentive Plan after such date. Termination will not affect the validity of options granted prior to the date of termination.

The foregoing description of the contents of the 2005 Stock Incentive Plan is only a summary of the 2005 Stock Incentive Plan and is qualified in its entirety by reference to the text of the 2005 Stock Incentive Plan which is set forth as Appendix A to this Proxy Statement and is incorporated herein by reference.

Plan Benefits

Future benefits under the 2005 Stock Incentive Plan are not currently determinable. Although the Company anticipates that awards will be made to officers, employees and, possibly, directors under the 2005 Stock Incentive Plan, no specific determinations have been made at this time regarding the timing, the recipients, or the size, type or other terms of individual awards.

Federal Tax Consequences

The federal income tax consequences to a participant and the Company will vary depending on the type of award granted under the 2005 Stock Incentive Plan. Generally there are no federal income tax consequences to the recipient or the Company upon the grant or exercise of “incentive stock options” qualifying under Section 422 of the Internal Revenue Code (the “Code”). Incentive stock options may be granted only to employees of the Company and its subsidiaries. The aggregate market value (determined as of the date of grant) of the Common Shares with respect to which a single participant may first exercise incentive stock options granted under the Plan or any other Company Stock Incentive Plan is limited to $100,000 per calendar year. If the participant holds the shares purchased through the exercise of an incentive stock option for more than one year after the exercise date and two years after the option was granted (the “holding period”), any gain realized at the time of sale of such shares will constitute long-term capital gain to the participant. The Company will not receive an income tax deduction in the event the participant disposes of the shares after completion of the holding period. If, however, the participant sells the shares before the expiration of the holding period, the participant will recognize ordinary income on the date of sale equal to the difference between the exercise price and the fair market value of the Common Shares on the exercise date. The balance of the participant’s gain, if any, will be subject to capital gains treatment. The Company will receive an income tax deduction in the same amount and at the same time as the participant recognizes ordinary income.

Under existing laws and regulations, the grant of a nonqualified stock option or a SAR (which may be granted to employees and non-employee directors), will not result in taxable income to the participant or provide deductions to the Company so long as the exercise price is no less than the fair market value of the Common Shares on the date of grant. Under the terms of the 2005 Stock Incentive Plan, all stock options and SAR grants will have an exercise price which is no less than the fair market value of the Common Shares on the date of grant. However, the exercise of nonqualified stock options results in taxable income to the holder, and the Company generally is entitled to a corresponding deduction. A participant will be deemed to have received taxable income at ordinary income tax rates upon exercise of a nonqualified stock option in an amount equal to the difference between the exercise price and the fair market value of the Common Shares on the date of exercise. The amount of such taxable income will be a tax deductible expense to the Company. Upon the subsequent sale of such shares by the participant, any appreciation or depreciation in the value of the shares after the exercise date will be treated as a capital gain or a loss. Upon the exercise of a SAR, the participant will be taxed at ordinary income tax rates on the amount of cash and fair market value of the shares received, and the Company generally will be entitled to a corresponding deduction.

With respect to restricted stock which is subject to “substantial risk of forfeiture” within the meaning of Section 83 of the Code, a participant generally will not realize income on the date of grant and the Company will not be entitled to a deduction at that time. The participant will realize ordinary income in an amount equal to the fair market value of the awarded shares at the time the restrictions lapse on such shares, and the Company will be entitled to a corresponding income tax deduction. Any awards that are not subject to a substantial risk of forfeiture will be taxed at the time of grant. Dividends paid to participants prior to lapse of restrictions will be taxed as ordinary income to the participants and deductible as such by the Company. Likewise, participants of unrestricted stock awards will recognize ordinary income at the time of grant in an amount equal to the fair market value of the awarded shares at the time the restrictions lapse on such shares, and the Company will be entitled to a corresponding income tax deduction.

An employee may elect to be taxed at ordinary income tax rates on the full fair market value of the restricted stock at the time of grant. If the election is made, the basis of the shares so acquired will be equal to fair market value at the time of grant, no tax will be payable upon the subsequent lapse or release of the restrictions, and any gain or loss upon disposition will be a capital gain or loss.

The foregoing discussion is not a complete description of the federal income tax consequences of an award under the 2005 Stock Incentive Plan and is qualified in its entirety by reference to the Code and the rules promulgated thereunder. This discussion is intended for the information of shareholders considering how to vote with respect to this Proposal 2 and not as tax guidance to participants in the 2005 Stock Incentive Plan. Different tax rules may apply to specific participants and transactions under the 2005 Stock Incentive Plan.

Section 16 of the Exchange Act

It is intended that the grant and exercise of nonqualified stock options under the 2005 Stock Incentive Plan will be exempt under Section 16(b) of the Exchange Act. Section 16(b) generally provides, among other things, that an executive officer, director, or 10% or greater shareholder who purchases and sells the stock of a corporation of which he or she is such an executive officer, director, or 10% or greater shareholder within a six (6) month period is liable to the corporation for the difference between the purchase price and the sales price (so-called “short-swing” profits). Rule 16b-3 under the Exchange Act provides that the acquisition of a stock option, or its subsequent exercise, by such person is not subject to Section 16(b) if the grant of an award has been approved by either the shareholders of the corporation, the full board of directors of the corporation, or a committee of the board of directors of the corporation which is composed solely of two or more non-employee directors.

Reason for Shareholder Approval of the 2005 Stock Incentive Plan

Shareholder approval of the 2005 Stock Incentive Plan is required by Nasdaq rules, the Code, and to satisfy the requirements of Rule 16b-3 described above. Nasdaq rules require companies whose shares are quoted on the Nasdaq Stock Markets to obtain shareholder approval of stock plans for directors, officers, and key employees. The Code requires approval of the 2005 Stock Incentive Plan to permit options granted to qualify as incentive stock options to the extent so designed. If the requirements of Rule 16b-3 are satisfied, then neither the grant of the option under the 2005 Stock Incentive Plan nor the transfer of shares to pay the Exercise Price (subject to certain conditions under the 2005 Stock Incentive Plan will trigger the provisions of Section 16(b) of the Exchange Act regarding “short-swing” profits.

Recommendation

The Board of Directors believes that approval and ratification of the 2005 Stock Incentive Plan is advisable and in the best interests of the Company and our shareholders. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF THE 2005 STOCK INCENTIVE PLAN.

Approval of the Plan

In order to satisfy both Florida law and applicable Nasdaq requirements, the approval and adoption of the 2005 Stock Incentive Plan requires that a majority of the votes cast at the Annual Meeting vote in favor of the plan, assuming a quorum is present.

The Board of Directors recommends a vote

FOR approval and adoption of the 2005 Stock Incentive Plan.

COMPENSATION OF EXECUTIVE OFFICERS

The following summary compensation table sets forth the cash and non-cash compensation paid to or accrued for the past three fiscal years for the Company’s President and Chief Executive Officer and for each executive officer of the Company or its subsidiaries and certain other individuals whose total compensation exceeded $100,000 for the fiscal year ended December 31, 2004 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Occupation	Fiscal Year	Annual Compensation				Long-Term Compensation Awards (1)		All Other Compensation (3)
		Salary		Bonus (2)		Securities Underlying Options (#)
Brian P. Peters President and Chief Executive Officer	2004 2003 2002	$ $ $	160,000 135,000 57,692	$ $ $	75,000 0 0	20,000 0 3,000		$ $ $	7,200 0 0

Gerald L. Anthony Former President and Chief Executive Officer (4)	2004 2003 2002	$ $ $	49,892 132,692 125,000	$ $ $	0 0 0	0 0 1,622	(5)	$ $ $	2,048 6,000 6,000

Brian F. Grimes Chief Financial Officer and Secretary (6)	2004 2003 2002	$ $ $	110,000 70,962 0	$ $ $	45,000 0 0	15,000 5,000 0		$ $ $	4,800 0 0

Philip W. Coon Executive Vice President/ Residential Lending Manager Coast Bank	2004 2003 2002	$ $ $	100,000 80,000 80,000	$ $ $	0 0 0	20,000 0 0		$ $ $	219,486 233,184 52,190

Tyrone L. Shinn Executive Vice President/ Commercial Lending Manager Coast Bank (6)	2004 2003 2002	$ $ $	125,000 9,616 0	$ $ $	10,000 0 0	5,000 0 0		$ $ $	0 0 0

Anne V. Lee Executive Vice President/ Retail Banking Manager Coast Bank (6)	2004 2003 2002	$ $ $	90,000 60,000 0	$ $ $	15,000 0 0	10,000 5,000 0		$ $ $	4,800 0 0

(1)	The Company does not have a long-term incentive plan that includes long-term incentive payments. However, the Company’s 2003 Stock Option Plan provides employee participants with performance-based compensation in the form of incentive stock options.

(2)	Payment of all 2004 bonuses were deferred until 2005.

(3)	Represents amounts paid to Messrs. Peters, Anthony, Grimes, and Lee as a car allowance in 2004, 2003, and 2002, and amounts paid to Mr. Coon as commissions. Mr. Coon receives commissions based on the aggregate dollar value of residential real estate loans originated by the mortgage banking department.

(4)	Mr. Anthony resigned all of his positions with the Company and its subsidiaries on February 17, 2004. Under the terms of a Separation Agreement, among other things, Mr. Anthony received his regular compensation through May 3, 2004.

(5)	Does not include options to purchase 19,000 Common Shares granted in 2004 and options to purchase 7,622 Common Shares granted in 2003, all of which were received by Mr. Anthony for his services as a director of the Company.

(6)	Mr. Grimes was hired by the Company in March 2003, Ms. Lee was hired in August 2003, and Mr. Shinn was hired in December 2003.

Stock Option Grants

As of December 31, 2004, the Company did not have any long-term incentive plans nor had it awarded any restricted shares. The table set forth below contains information with respect to the award of stock options during the fiscal year ended December 31, 2004 to the Named Executive Officers covered by the Summary Compensation Table.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
Name	Number of Securities Underlying Options Granted (1)(2)	% of Total Options Granted to Employees in 2004 Fiscal Year (3)	Exercise Price or Base Price	Expiration Date	Grant Date Present Value (4)
Brian P. Peters	20,000	28.6	$13.25	1/20/14	$99,400
Gerald L. Anthony (5)	0	—	—	—	—
Brian F. Grimes	15,000	21.4	$13.25	1/20/14	$74,550
Philip W. Coon	20,000	28.6	$13.25	1/20/14	$99,400
Anne V. Lee	10,000	14.3	$13.25	1/20/14	$49,700
Tyrone L. Shinn	5,000	7.1	$13.25	1/20/14	$24,850

(1)	These options were granted to employees under the Coast Financial Holdings, Inc. 2003 Stock Option Plan. The material terms of all options granted during the 2004 fiscal year are as follows: (i) all options are incentive stock options, (ii) all have an exercise price equal to the fair market value on the date of grant, (iii) all have a ten year term and vest on a cumulative basis for one-third of the shares covered thereby on the anniversary of grant, (iv) no options will be exercisable more than three months following the termination of employment (except in the case of disability, in which case such options will be exercisable for up to one year thereafter and in change of control circumstances), and (v) all options are otherwise subject to the 2003 Stock Option Plan.

(2)	Granted on January 20, 2004.

(3)	During the fiscal year ended December 31, 2004, employees of the Company were granted an aggregate of 70,000 options under the Company’s 2003 Stock Option Plan.

(4)	Hypothetical value using the Black-Scholes option pricing model based on the following assumptions: (i) an expected stock price volatility of 13.72, (ii) an expected dividend yield of zero, (iii) a risk free rate of return of 4.32%, (iv) an option term of 10 years, and (v) no discounts for non-transferability or risk of forfeiture. This is a theoretical value for the options developed solely for the purpose of comparison disclosures as required by applicable SEC rules and regulations, and does not reflect the Company’s views of the appropriate value or methodology for financial reporting purposes, or the future price of the Common Shares. The actual value of the options will depend on the market value of the Common Shares on the date the options are exercised.

(5)	Does not include options to purchase 19,000 Common Shares, all of which were received by Mr. Anthony for his services as a director of the Company.

Aggregated Options Exercised in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth, for each of the Named Executive Officers covered by the Summary Compensation Table above who holds stock options, the number of Common Shares acquired pursuant to the exercise of stock options during fiscal 2004, the number of the stock options held at December 31, 2004, and the realizable gain of the stock options that are “in-the-money.” The in-the-money stock options are those with exercise prices that are below the year-end stock price because the stock value grew since the date of the grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTIONS VALUES

	Shares Acquired on Exercise (#)	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year End			Value of Unexercised In- the-Money Options at Fiscal Year End (1)(2)
Name			Exercisable (#)		Unexercisable (#)	Exercisable ($)	Unexercisable ($)
Brian P. Peters	0	0	16,333		6,667	$77,667	$28,333
Gerald L. Anthony	0	0	5,000	(3)	0	$37,500	$0
Brian F. Grimes	0	0	13,333		6,667	$65,883	$32,917
Philip W. Coon	0	0	16,333		6,667	$79,167	$28,333
Anne V. Lee	0	0	10,000		5,000	$51,677	$25,833
Tyrone L. Shinn	0	0	3,333		1,677	$14,167	$7,083

(1)	Based upon the closing price of the Common Shares as quoted by Nasdaq on December 31, 2004 of $17.50 per share.

(2)	Value represents fair market value at exercise minus exercise price.

(3)	Does not include options to purchase 19,000 Common Shares granted in 2004 and options to purchase 7,622 Common Shares granted in 2003, all of which were received by Mr. Anthony for his services as a director of the Company.

Equity Compensation Plan Information

The amended and restated 2003 Coast Financial Holdings, Inc. Stock Option Plan is the only equity compensation plan currently maintained by the Company. An additional stock option plan is being presented as Proposal 2 herein to our shareholders at the Annual Meeting for their approval. The following table sets forth the number of Common Shares subject to outstanding stock options, the weighted average exercise price of outstanding stock options, and the number of shares remaining available for future grants as of December 31, 2004.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants. and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	372,300	$13.11	12,100
Equity compensation plans not approved by security holders	0	0	0

Total	372,300	$13.11	12,100

401(k) Plan

The board of directors of Coast Bank approved a tax-deferred investment plan (the “401(k) Plan”) effective June 1, 2000. All employees of Coast Bank who are 21 years or older with a minimum of 3 months of service are eligible to participate in the 401(k) Plan. Under the 401(k) Plan, a participating employee is given an opportunity to make an elective contribution under a salary deferral savings arrangement of up to a maximum of 20% of the participant’s pre-tax compensation, not to exceed $10,500 per year. Further, the plan provides that Coast Bank may make matching contributions to the plan on behalf of its employees. The level of the matching contribution, if any, is determined by Coast Bank on an annual basis. No matching contributions were made during 2004, 2003 or 2002. Additionally, each year Coast Bank may, in its discretion, elect to contribute funds to the profit sharing portion of the 401(k) Plan. A portion of any such contributions will be allocated to the accounts of each employee participating in the 401(k) Plan.

Employment Agreements

The Company, believing that the continued services and contributions of certain key executives is critical to its prospects and in the best interest of its shareholders, has entered into employment agreements with the following Named Executive Officers on the terms and conditions described below:

Brian P. Peters. On January 1, 2004, the Company and Coast Bank entered into an employment agreement with Brian P. Peters pursuant to which Mr. Peters agreed to serve as the Company’s Chief Financial Officer and Secretary and Coast Bank’s President and Chief Operating Officer. On February 17, 2004, Mr. Peters was promoted to President and Chief Executive Officer of the Company and Coast Bank to fill the vacancies caused by Mr. Anthony’s resignation. The agreement is for a two year term, with automatic annual renewals thereafter. The agreement provides for an initial annual base salary of $160,000, which may be adjusted annually by the Board of Directors, and a performance bonus if the Company achieves certain quantified financial goals. Mr. Peters is provided with an automobile allowance of $600 per month and is eligible to receive any benefits provided to employees and executives of the Company.

The agreement further provides that if Mr. Peter’s employment is terminated by the Company without cause, Mr. Peters is entitled to receive a severance payment in an amount equal to Mr. Peter’s full annual salary and other benefits for one year or until he commences other full-time employment, whichever is shorter. If Mr. Peter’s employment is terminated in the event of a “change of control” (as that term is defined in the agreement), Mr. Peters is entitled to receive a lump sum payment equal to two times his annual salary as of the date of the “change of control.” In addition, Mr. Peters agreed that if he terminates his employment either upon a “change of control” or by written notice as provided in the agreement, he will not directly or indirectly engage in any business or business venture in Manatee, Sarasota, Desoto, Hardee, Hillsborough, and Pinellas Counties which is competitive to the business of Coast Bank for a period of one year.

Gerald L. Anthony. On March 29, 2000, Coast Bank entered into an employment agreement with Gerald L. Anthony, pursuant to which Mr. Anthony agreed to serve as Coast Bank’s President and Chief Executive Officer. This agreement, as amended on September 3, 2003, provided, among other things, for an annual base salary of $135,000, a one-time award of stock options for the purchase of 5,000 common shares, and certain payments if Mr. Anthony’s employment was terminated in the event of a “change of control”. On February 17, 2004, the Company entered into a separation agreement with Mr. Anthony, which agreement modified and clarified the terms of Mr. Anthony’s employment agreement as it related to his separation from the Company and its subsidiaries. Under the terms of the separation agreement (a) Mr. Anthony agreed to resign from his positions as Chief Executive Officer, President, and director of the Company, director of Coast Bank, and Chief Executive Officer, Treasurer, and director of Coast Financial Partners, Inc., a former wholly-owned subsidiary of Coast Bank, and (b) the Company agreed to (i) a severance package providing for, among other things, the payment of Mr. Anthony’s currently salary benefits through May 3, 2004 and the extension of the expiration date of his stock options, and (b) release Mr. Anthony from the agreement not to compete set forth in his employment agreement.

Other Senior Management. In January 2004, the Company and Coast Bank entered into employment agreements with Anne V. Lee, Executive Vice President/Retail Banking Manger of Coast Bank, and Brian F. Grimes, Chief Financial Officer and Secretary of the Company and Chief Financial Officer of Coast Bank. Each of their employment agreements provide for a two year term expiring on December 31, 2005. Mr. Grimes’ employment agreement provides for an initial base salary of $110,000, which may be adjusted annually by the Board of Directors, and a performance bonus if the Company achieves certain quantified financial goals. Mr. Grimes is provided with an automobile allowance of $400 per month and is eligible to receive any benefits provided to employees and executives of the Company. His employment agreement also provides the same provisions as set forth in Mr. Peters’ employment agreement as they relate to: (a) severance payments upon a termination without cause, (b) the occurrence of a “change of control” (in which case he also would be entitled to a lump sum payment equal to two times his salary, as of the date of any such “change in control”), and (c) his agreement to not engage in competitive businesses (i.e., same geographical scope and term of duration). Ms. Lee’s employment agreement is similar to that of Mr. Grimes, except that upon a “change of control”, she is entitled to a lump sum payment equal to 1.5 times her salary as of the date of any such “change of control”.

REPORT ON EXECUTIVE COMPENSATION

Overview

The Compensation Committee is comprised entirely of independent directors, none of whom is a current officer or employee of the Company or any of its subsidiaries. The Compensation Committee is responsible for the establishment of policies governing and for the implementation, administration, and interpretation of all aspects of executive compensation, which includes base salary, bonuses, and stock based incentive awards. Executives also participate in benefit programs that are generally available to employees of the Company, including medical benefits and a 401(k) Plan and profit sharing plan. The Compensation Committee reviews compensation levels of management and evaluates executive performance.

Objectives of the Executive Compensation Program

The objectives of the compensation program are to attract and retain a high quality executive team and to encourage that team to achieve profitable growth and thereby increase shareholder value. To meet these objectives, the Company’s compensation packages are intended to provide (i) an overall level of compensation that is competitive, and (ii) bonuses and stock-related compensation that reflect business results. The Compensation Committee believes that a recognition of, and reward for, individual and collective contributions maximizes shareholder value by encouraging and fostering consistently improving financial performance.

The compensation of senior management is generally comprised of three components: (a) a base salary that reflects the scope of the executive’s responsibility and is competitive within the Company’s geographic base, (b) annual cash-based incentive bonuses tied to the Company’s success in achieving certain financial performance goals established in advance by the Compensation Committee, and (c) stock-based incentive awards, such as stock option grants, which provide rewards and incentives for enhancing shareholder values.

Base Salaries

Base salaries offer security to executives and allow the Company to attract competent executive talent and maintain a stable management team. The Compensation Committee regularly reviews the base salary of its executives, including each of its Named Executive Officers, with a view to providing both a competitive compensation package and appropriate incentives to seek long-term growth in shareholder values. Base salaries are targeted at market levels and are determined by evaluating the executive’s levels of responsibility, prior experience, breadth of knowledge, internal equity issues, and external pay practices. In evaluating the compensation packages provided to its executives, the Compensation Committee reviews compensation and financial data provided in annual surveys conducted by the Florida Bankers’ Association. In addition, the

Compensation Committee also retained the firm of Clark Consulting in 2004 to provide a comprehensive evaluation of the Company’s management compensation practices as compared to those provided to executives performing similar jobs as the Company’s executives.

Increases to base salaries, when given, are driven primarily by individual performance, evaluated based on sustained levels of individual contribution to the Company. The Compensation Committee considers the executive’s efforts in promoting the Company objectives, continuing educational and management training, improving product quality, developing relationships with customers, vendors, and employees, and demonstrating leadership abilities and other goals.

Bonus Program

On an annual basis, the Compensation Committee has the discretion to propose and recommend to the Board of Directors the payment of bonuses to the Chief Executive Officer, the Chief Financial Officer, as well as other executive officers and management of the Company. These awards are to be based upon job responsibilities, attainment of corporate financial goals, contributions to the business and other goals of the Company, including overall performance. The payment of a bonus to such individuals is subject to the sole discretion of the Compensation Committee and the Board of Directors of the Company. There is no specific formula, performance target, or other required performance measures that must be achieved in order to receive a bonus. However, the Board of Directors does reserve the right to calculate bonuses based upon certain performance criteria. On the other hand, achievement of certain financial results will not ensure the payment of bonuses either. Instead, bonuses are used as a tool for maintaining the competitiveness of the overall compensation paid to its Chief Executive Officer, Chief Financial Officer, other executive officers and management personnel in light of current market conditions, and the Company’s overall performance. To the extent that the base salary or adjustments in base salary are sufficient for these purposes, bonuses may not be recommended despite a strong performance, and vice versa.

The general philosophy of the Board of Directors and the Compensation Committee is to reward executive officers for performing above expectations or above budget. The level of participation in the bonus program by individual executives are at the discretion of management.

In addition to discretionary bonuses, certain management employees, including the Chief Executive Officer and the Chief Financial Officer, have employment contracts which provide for specific performance bonuses that compensate them for achieving certain quantified performance goals and targets.

Stock Option Plans

The key officers and employees of the Company, including the Named Executive Officers, are eligible to receive stock option awards under the Company’s stock incentive plans. Stock options are granted at an option exercise price equal to the fair market value of the Common Shares on the date of the grant. Accordingly, stock options have value only if the stock price appreciates in value from the date that the options are granted. The stock option plans focus executives and other participants on the creation of shareholder value over the long-term and encourage equity ownership in the Company. Individual grants in 2004 were based on corporate performance and on individual levels of responsibility, performance, and contributions to the Company. This determination was made based on the Compensation Committee’s assessment of the performance of each individual.

Compensation of Chief Executive Officer

The Company’s Board of Directors relies on its Chief Executive Officer to provide effective leadership and to successfully execute the Company’s business plan and strategies. Subject to the approval of the Board of Directors, the Compensation Committee establishes Mr. Peters’ base salary, bonuses, and stock option grants in accordance with the Company’s compensation philosophy. In making its determination of the appropriate base salary, the Compensation Committee reviewed and analyzed surveys of compensation paid to chief executive officers of similarly sized institutions, and it evaluated the performance of Mr. Peters. The Compensation Committee also considered other factors (without specific weighting) such as the Company’s growth in asset size, the improved financial performance and profitability of the Company, increase in net income, branch expansion, and his anticipated further contributions by the Company. The Compensation Committee determined that Mr. Peters base salary was appropriate during 2004. However, in order to maintain the competitiveness of the Company’s compensation package and to reflect Mr. Peters’ contributions to the Company’s growth and operating results, the Compensation Committee awarded a bonus to Mr. Peters. The Compensation Committee also determined that, based on his past and continued performance, it was appropriate to award incentive stock options to Mr. Peters. The grant of such stock options is viewed by the Compensation Committee as both an award for performance and business results, and as an incentive to achieve future positive results which will directly enhance shareholder values. Overall, the Chief Executive Officer’s compensation is in keeping with the compensation paid to chief executive officers at similarly sized financial institutions.

Conclusion

The Compensation Committee believes that its executive compensation policies and programs effectively serve the interests of the Company and its shareholders. The compensation packages are appropriately balanced to provide security and competitive levels of compensation to its executives while simultaneously providing increased motivation to contribute to the Company’s overall future success and long-term enhancement of shareholder value. We will continue to monitor the effectiveness of our total compensation policies and programs to insure that they continue to meet the needs of the Company.

This report is respectfully submitted by:

COMPENSATION COMMITTEE

Kennedy Legler, III, Chairman	Thomas M. O’Brien
Michael T. Ruffino	John R. Reinemeyer

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the 2004 fiscal year, Messrs. Legler, Ruffino, O’Brien and Reinemeyer served on the Compensation Committee and none of such individuals is, or has been, an officer or an employee of the Company or the Bank.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Coast Bank has had, and expects to have in the future, various loans and other banking transactions in the ordinary course of business with the directors, executive officers, and principal shareholders (or associates of such person) of Coast Bank and the Company. All such transactions: (i) have been and will be made in the ordinary course of business; (ii) have been and will be made on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with unrelated persons; and (iii) in the opinion of management do not and will not involve more than the normal risk of collectibility or present other unfavorable features. At December 30, 2004 and 2003, the total dollar amount of extensions of credit to directors and executive officers identified above and principal shareholders of the Company identified below, and their associates were approximately $4,758,000 and $4,648,000, respectively, which represented approximately 14% of total shareholders’ equity for each year.

Outside of normal customer relationships and except as described herein, none of the directors or officers of the Company, and no shareholder holding over 5% of the Company’s common shares or preferred shares and no corporations or firms with which such persons or entities are associated, currently maintains or has maintained since the beginning of the last fiscal year, any significant business or personal relationship with the Company or Coast Bank, other than such as arises by virtue of such position or ownership interest in the Company.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

The firm of Hacker Johnson & Smith, P.A., independent public accountants (“HJS”), have served as the Company’s auditors for the fiscal year ending December 31, 2004 and, upon the recommendation of the Audit Committee, has been selected to serve as our independent auditors for fiscal year ending December 31, 2005. HJS is expected to have a representative present at the Annual Meeting who will be available to respond to appropriate questions from shareholders attending the meeting and to make a statement if they desire.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by HJS for the audit of the Company’s annual financial statements for the years ended December 31, 2004 and 2003 and fees billed for other services rendered by HJS during those periods.

	2004	2003
Audit fees: (1)	$30,000	$28,500
Audit related fees (2)	$14,000	$23,500
Tax fees (3)	$6,000	$4,000
All other fees (4)	$0	$0

(1)	Audit fees consistent principally of audit work performed on the consolidated financial statements, as well as work generally only the independent auditors can reasonably be expected to provide, such as statutory audits.

(2)	Audit related fees consisted principally of a review of our Form 10-QSBs and related press releases, and other general miscellaneous matters.

(3)	Tax fees consisted principally of assistance with tax compliance, preparation of returns, tax planning, and providing tax guidance.

(4)	The Company generally does not engage HJS for “other” services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approval all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent auditor for the next year’s audit, management is required to submit a list of services and related fees expected to be rendered during that year within each of four categories of services to the Audit Committee for approval.

•	Audit services include audit work performed on the financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and discussions surrounding the proper application of financial accounting and/or reporting standards.

•	Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to merges and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

•

Tax services include all services, except those services specifically related to the audit of the financial statements, performed by the independent auditor’s tax personnel, including tax analysis; assisting with coordination of execution of tax related activities, primarily in the area of corporate development; supporting other tax related regulatory requirements; and tax compliance and reporting.

•	Other fees are those associated with services not captured in the other categories. The Company generally doesn’t request such services from the independent auditor.

Prior to engagement, the Audit Committee pre-approves independent auditor services within each category. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may be come necessary to engage the independent auditor for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decision to the Audit Committee at its next scheduled meeting.

Audit Committee Report

The audited financial statements of the Company at and for the three year period ended on December 31, 2004, are included in the 2004 Annual Report. The Audit Committee oversees the Company’s financial reporting process and the independent audit of the annual consolidated financial statements. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter at least annually.

The Company, acting through its management and Board of Directors, has the primary responsibility for the financial statements and reporting process, including the systems of internal accounting controls. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, the financial reporting process, and internal controls. HJS, independent auditors engaged by the Company, are responsible for auditing the Company’s annual financial statements and expressing their opinion thereon in accordance with auditing standards and accounting principles generally accepted in the United States of America.

In performing its oversight function, the Audit Committee has reviewed the audited financial statements with the Company’s management, including a discussion of the quality, not just the acceptability, of the accounting principles used, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee also has reviewed with HJS, its judgments as to the quality and acceptability of the Company’s accounting principles. Management and HJS have advised the Audit Committee that the Company’s consolidated financial statements were fairly stated in accordance with generally accepted accounting principles. The Audit Committee discussed with HJS, matters covered by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee also discussed with HJS its independence from the Company and management, including those matters in Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the letter and disclosures from HJS to the Audit Committee pursuant to Independence Standards Board Standard No. 1. The Audit Committee confirmed that HJS has not provided any non-audit services to the Company during the 2004 fiscal year.

In addition, the Audit Committee discussed with the Company’s internal auditors and HJS the overall scope and plans for their respective audits. The Audit Committee conferred with HJS, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2004, with management, its internal auditors, and HJS. Based on the reviews and the discussions referred to above, in reliance on management and HJS, and subject to the limitations of the role of the Audit Committee, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, filed with the SEC. The Audit Committee also has approved the appointment of HJS to audit the Company’s financial statements for its 2005 fiscal year.

This report is respectfully submitted by:

AUDIT COMMITTEE:

John R. Reinemeyer, Chairman	Kennedy Legler III	James K. Toomey

STOCK PRICE PERFORMANCE GRAPH

Set forth below is a graph comparing the yearly percentage change in the cumulative total return of the Company’s Common Shares, against the cumulative total return on the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Bank Stocks Index since November 5, 2003, the date of the the Company’s initial public offering. This presentation assumes $100 was invested on November 5, 2003 in the Common Shares and on October 31, 2003 with respect to all other indices, and that all dividends were reinvested. The stock price performance set forth in the graph is based on historical data and is not necessarily indicative of future price performance.

COMPARISON OF 14 MONTH CUMULATIVE TOTAL RETURN

AMONG COAST FINANCIAL HOLDINGS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE NASDAQ BANK INDEX

		Fiscal Year Ended December 31,
	Nov. 5 2003	2003	2004
Coast Financial Holdings, Inc.	100	113.33	145.83
Nasdaq Stock Market	100	98.89	104.85
Nasdaq Bank Stock Index	100	103.92	117.74

Data and chart prepared and furnished by Research Data Group, Inc. (www.researchdatagroup.com/S&P.htm) Copyright@ 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. Used with permission. All rights reserved.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of the Company’s outstanding Common Shares as of March 1, 2005 by: (a) each person known by us to beneficially own 5% or more of our Common Shares, (b) each director of the Company and each Named Executive Officer of the Company, and (c) all directors and executive officers of the Company as a group. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all of the Common Shares owned by them.

	Current Beneficial Ownership
Name of Beneficial Owner	Number of Shares (1)	Percent of Class (2)
Directors, Nominees, and Named Executive Officers

James K. Toomey (3)	279,349	7.3%
Brian P. Peters (4)	16,833	*
Philip W. Coon (5)	12,466	*
Joseph Gigliotti (6)	53,622	1.4%
Kennedy Legler, III (6)	46,622	1.2%
Paul G. Nobbs (7)	19,000	*
Thomas M. O’Brien (6)(8)	45,222	1.2%
John R. Reinemeyer (6)(9)	47,622	1.3%
Michael T. Ruffino (6)(10)	54,222	1.4%
M. Alex White	0	*
All directors and executive officers as a group (13 persons) (11)	615,891	15.4%

Other Beneficial Holders

Rainbow Partners, LP (12) c/o Keefe Managers, LLC 375 Park Avenue, 23rd Floor New York, NY 20252	331,425	8.8%

St. Denis J. Villere & Company L.L.C. (13) 210 Baronne Street Suite 808 New Orleans, LA 70112-1727	252,400	6.7%

*	Less than 1%

(1)	For purposes of this table, a person is deemed to be the beneficial owner of a security if he or she (a) has or shares voting power or dispositive power with respect to such security, or (b) has the right to acquire such ownership within sixty days. “Voting power” is the power to vote or direct the voting of shares, and “dispositive power” is the power to dispose or direct the disposition of shares, irrespective of any economic interest in such shares.

(2)	In calculating the percentage ownership or percent of equity vote for a given individual or group, the number of Common Shares outstanding includes unissued shares subject to options, warrants, rights or conversion privileges exercisable within sixty days held by such individual or group, but are not deemed outstanding by any other person or group.

(3)	Includes (a) 19,525 Common Shares held by Mr. Toomey’s spouse as custodian for minor children, as to which Mr. Toomey disclaims any beneficial ownership, and (b) currently exercisable options to purchase 26,624 Common Shares. Mr. Toomey’s address is 6425 28th Avenue East, Bradenton, FL 34208.

(4)	Includes currently exercisable options to purchase 16,333 Common Shares.

(5)	Includes (a) 200 Common Shares held by Mr. Coon’s spouse and (b) currently exercisable options to purchase 13,333 Common Shares.

(6)	Includes currently exercisable options held by such person to purchase 26,622 Common Shares.

(7)	Includes currently exercisable options to purchase 19,000 Common Shares.

(8)	Includes (a) 13,000 Common Shares owned by C&D Fruit & Vegetable, a company in which Mr. O’Brien is the President and a majority owner; and by reason of his position and ownership, Mr. O’Brien may be deemed the beneficial owner of those shares and (b) 1,100 Common Shares held by Mr. O’Brien’s spouse, to which Mr. O’Brien disclaims any beneficial ownership.

(9)	Includes 20,000 Common Shares owned by Reinemeyer Data Centers, Inc., a company in which Mr. Reinemeyer is the President and co-owner with his spouse; and by reason of his position and ownership, Mr. Reinemeyer may be deemed the beneficial owner of those shares.

(10)	Includes 12,600 Common Shares held by Mr. Ruffino’s spouse, to which Mr. Ruffino disclaims any beneficial ownership.

(11)	Includes currently exercisable options to purchase 238,266 Common Shares.

(12)	The ownership information set forth herein is based in its entirety on the material contained in Amendment No. 1 Schedule 13G, dated February 9, 2005, filed with the Securities and Exchange Commission by Keefe Managers, LLC.

(13)	To ownership information set forth herein is based in its entirety on the material contained in the Schedule 13G, dated February 28, 2005, filed with the Securities and Exchange Commission by Denis J. Villere & Company, L.L.C.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires all executive officers, directors, and persons who are the beneficial owner of more than 10% of the Common Shares of the Company to file reports of ownership with the Securities and Exchange Commission indicating their ownership of the Company’s equity securities and to report any changes in that ownership. Specific due dates for these reports have been established, and the Company is required to report in this Proxy Statement any failure to comply therewith during the fiscal year ended December 31, 2004. The Company believes that all of these filing requirements were satisfied by its executive officers, directors, and by the beneficial owners of more than 10% of the Common Shares. In making this statement, the Company has relied on copies of the reporting forms received by it or on the written representations from certain reporting persons that no Forms 5 (Annual Statement of Changes in Beneficial Ownership) were required to be filed under applicable rules of the Securities and Exchange Commission.

SHAREHOLDER PROPOSALS

Eligible shareholders who wish to present proposals for action at the 2006 Annual Meeting of Shareholders should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Under the Company’s bylaws, such proposal shall be accompanied by a statement of the reasons for conducting such business at the annual meeting, the name and record address of the shareholder submitting the proposal, a representation that such shareholder is a holder of record of Common Shares entitled to vote at the meeting and that such shareholder intends to appear at the meeting in person or by proxy, a statement of the class and number of shares of the Company beneficially owned by the shareholder, and a description of any material interest such shareholder may have with respect to such proposal. Proposals must be received by the Secretary no later than December 2, 2005 for inclusion in next year’s proxy statement and proxy card. A shareholder is eligible to present proposals if, at the time he or she submits the proposals, the shareholder owns at least 1% or $2,000 in market value of Common Shares and has held such shares for at least one year, and the shareholder continues to own such shares through the date of the 2006 Annual Meeting.

SOLICITATION COSTS

The Company will bear the costs of preparing, assembling, and mailing the Proxy Statement, the form of proxy, and the 2004 Annual Report in connection with the Annual Meeting. In addition to solicitation by use of mail, employees of the Company may solicit proxies personally or by telephone, by facsimile copy, or telegraph, but will not receive additional compensation therefor. Arrangements may be made with banks, brokerage houses, and other institutions, nominees, and fiduciaries to forward the solicitation materials to beneficial owners and to obtain authorizations for the execution of proxies. The Company will, upon request, reimburse those persons and entities for expenses incurred in forwarding proxy materials for the Annual Meeting to beneficial owners.

ANNUAL REPORT

The Company’s 2004 Annual Report for the fiscal year ended December 31, 2004, which includes financial statements, was mailed to shareholders together with the Notice of the Annual Meeting of Shareholders and Proxy Statement.

OTHER MATTERS

At the time of the preparation of this Proxy Statement, the Board of Directors of the Company had not been informed of any matters which would be presented for action at the Annual Meeting other than the proposals specifically set forth in the Notice of Annual Meeting and referred to herein. If any other matters are properly presented for action at the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote or refrain from voting in accordance with their best judgment on such matters after consultation with the Board of Directors.

The Company will provide without charge to any shareholder upon written request, a copy of the Company’s Annual Report on Form 10-KSB, including financial statements and schedules thereto, for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission (without exhibits). All such requests should be delivered to Brian F. Grimes, Secretary, Coast Financial Holdings, Inc., 2412 Cortez Road West, Bradenton, Florida 34217. Copies of exhibits will be provided upon written request and payment of a reasonable fee to cover the costs of reproduction and mailing.

By Order of the Board of Directors

BRIAN F. GRIMES
Secretary

Bradenton, Florida

April 15, 2005

APPENDIX A

COAST FINANCIAL HOLDINGS, INC.

2005 STOCK INCENTIVE PLAN

ARTICLE I

The Plan

1.1 Establishment of the Plan. Coast Financial Holdings, Inc., a Florida corporation (the “Corporation”), hereby establishes the “Coast Financial Holdings, Inc. 2005 Stock Incentive Plan” (hereinafter referred to as the “Plan”). The Plan permits the grant of incentives in the form of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, or an Unrestricted Stock Award, and any combination thereof. Unless otherwise defined, all capitalized terms have the meaning ascribed to them in Article II.

1.2 Purpose. The purpose of the Plan is to advance the interests of the Corporation and its shareholders by offering officers, employees, and directors incentives that will promote the identification of their personal interests with the long-term financial success of the Corporation and with growth in shareholder value. The Plan is designed to strengthen the Corporation’s ability to recruit, attract, and retain, highly qualified managers and staff, and qualified and knowledgeable independent directors capable of furthering the future success of the Corporation by encouraging the ownership of Shares (as defined below) by such employees and directors and to strengthen the mutuality of interest between employees and directors, on one hand, and the Corporation’s shareholders, on the other hand. The equity investments granted under the Plan are expected to provide employees with an incentive for productivity and to provide both employees and directors with an opportunity to share in the growth and value of the Corporation.

ARTICLE II

Definitions

As used in this Plan, unless the context otherwise requires, the following capitalized terms are defined as follows:

2.1 “Additive SARs” shall have the meaning set forth in Section 7.1(b) of this Plan.

2.2 “Award” shall mean any award under this Plan of any Stock Option, SAR, or Restricted Stock. Each separate grant of a Stock Option, SAR, Restricted Stock or an Unrestricted Stock Award, to an Employee or a Director, and each group of Stock Options, SARs, Restricted Stock, or Unrestricted Stock Award which mature on a separate date is treated as a separate Award.

2.3 “Award Agreement” means the written agreement between the Corporation and a Participant implementing the grant of, and evidencing and reflecting the terms of, an Award.

2.4 “Board” or “Board of Directors” means the Board of Directors of the Corporation, as constituted from time to time.

2.5 “Cause” means a determination by the Board of Directors that a Participant has: (a) engaged in any type of disloyalty to the Corporation, including without limitation fraud, embezzlement, theft, or dishonesty in the course of his or her employment or service, or has otherwise breached a duty owed to the Corporation, (b) been convicted of a misdemeanor involving moral turpitude or a felony, (c) pled nolo contendere to a felony, (d) disclosed trade secrets, customer lists, or confidential information of the Corporation to unauthorized parties, except as may be required by law, or (e) materially breached any material agreement with the Corporation, unless such agreement was materially breached first by the Corporation.

2.6 “Change of Control” shall have the meaning set forth in Section 9.2 of this Plan.

2.7 “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. Reference to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule, or regulation.

2.8 “Committee” means the committee appointed by the Board in accordance with Section 3.1 of the Plan, if one is appointed, to administer this Plan. If no such committee has been appointed, the term Committee shall refer to the Board of Directors.

2.9 “Common Shares” or “Shares” means the common shares, $5.00 par value per share, of the Corporation.

2.10 “Corporation” shall mean Coast Financial Holdings, Inc. or any successor thereto as provided in Section 13.8 hereto.

2.11 “Date of Exercise” means the date on which the Corporation receives notice of the exercise of a Stock Option in accordance with the terms of Section 6.8 of this Plan or of an SAR in accordance with the terms of Article VII of this Plan.

2.12 “Date of Grant” or “Award Date” shall be the date on which an Award is made by the Committee under this Plan. Such date shall be the date designated in a resolution adopted by the Committee pursuant to which the Award is made; provided, however, that such date shall not be earlier than the date of such resolution and action thereon by the Committee. In the absence of a date of grant or award being specifically set forth in the Committee’s resolution, or a fixed method of computing such date, then the Date of Grant or Award Date shall be the date of the Committee’s resolution and action.

2.13 “Director” means any person who is a member of the Board of Directors of the Corporation or any of its Subsidiaries.

2.14 “Employee” means any person who is an officer or full-time employee of the Corporation or any of its Subsidiaries and who receives from it regular compensation (other than pension, retirement allowance, retainer, or fee under contract). An Employee does not include independent contractors or temporary employees.

2.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.16 “Exercise Period” means the period during which a Stock Option or a SAR may be exercised.

2.17 “Exercise Price” means the price for Shares at which a Stock Option may be exercised.

2.18 “Fair Market Value” of a Common Share on a particular date shall be the closing price for a Common Share as quoted on the National Association of Securities Dealers Automated Quotation System National Market (“Nasdaq-NMS”), or any other national securities exchange on which the Common Shares are listed (as reported by the Wall Street Journal or, if not reported thereby, any other authoritative source selected by the Committee), or if there is no trading on that date, on the next preceding date on which there were reported share prices. If the Common Shares are quoted on any other inter-dealer quotation system (but not quoted by Nasdaq-NMS or any national securities exchange), then the Fair Market Value per Common Share on a particular date shall be the mean of the bid and asked prices for a Common Share as reported in the Wall Street Journal or, if not reported thereby, any other authoritative source selected by the Committee. If the Common Shares are not quoted by the Nasdaq-NMS or any other inter-dealer quotation system, and are not listed on any national securities exchange, then the “Fair Market Value” of a Common Share shall be determined by the Committee pursuant to any reasonable method adopted by it in good faith for such purpose. In the case of an Incentive Stock Option, if the foregoing method of determining the fair market value is inconsistent with Section 422 of the Code, “Fair Market Value” shall be determined by the Committee in a manner consistent with the Code and shall mean the value as so determined. In the case of all other Awards, if the foregoing method of determining the fair market value would result in a current inclusion in gross income under Section 409A of the Code, “Fair Market Value” shall be determined by the Committee in a manner consistent with Section 409A of the Code in order to avoid the current inclusion in gross income and shall mean the value as so determined.

2.19 “Freestanding SARs” shall have the meaning set forth in Section 7.1(c) of this Plan.

2.20 “Incentive Stock Option” or “ISO” means any Stock Option awarded under this Plan intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

2.21 “Non-Employee Director” shall have the meaning as set forth in, and interpreted under, Rule 16b-3(b)(3) promulgated by the SEC under the Exchange Act, or any successor definition adopted by the SEC.

2.22 “Nonqualified Stock Option” means any Stock Option awarded under this Plan which is not an Incentive Stock Option.

2.23 “Participant” means each Employee or Director to whom an Award has been granted under this Plan.

2.24 “Payment Share” shall have the meaning set forth in Section 6.8(b) of this Plan.

2.25 “Person” shall mean an individual, partnership, corporation, limited liability company or partnership, trust, joint venture, unincorporated association, or other entity or association.

2.26 “Plan” means this Coast Financial Holdings, Inc. 2005 Stock Incentive Plan as defined in Section 1.1 hereof.

2.27 “Related Option” means an Incentive Stock Option or a Nonqualified Stock Option granted in conjunction with the grant of a Stock Appreciation Right.

2.28 “Restricted Period” shall have the meaning set forth in Section 8.3(b) of the Plan.

2.29 “Restricted Stock” shall mean the Common Shares issuable pursuant to a Participant pursuant to Article VIII of this Plan.

2.30 “SEC” means the Securities and Exchange Commission.

2.31 “Securities Act” means the Securities Act of 1933, as amended from time to time.

2.32 “Stock Appreciation Right” or “SAR” means an Award designated as a Stock Appreciation Right granted to a Participant pursuant to Article VII of this Plan.

2.33 “Stock Option” means any Incentive Stock Option or Nonqualified Stock Option to purchase Common Shares that are awarded under this Plan.

2.34 “Subsidiary” or “Subsidiaries” means any corporation or corporations other than the Corporation organized under the laws of the United States or any other jurisdiction that the Board of Directors designates, in an unbroken chain of corporations beginning with the Corporation if each corporation other than the last corporation in the unbroken chain owns more than 50% of the total combined voting power of all classes of stock in one of the other corporation in such chain.

2.35 “Tandem SARs” shall have the meaning set forth in Section 7.1(a) of this Plan.

2.36 “Toomey Affiliates” shall have the meaning set forth in Section 9.2(a) of this Plan.

2.37 “Unrestricted Stock Award” means an Award of Shares pursuant to Section 8.9 of this Plan.

2.38 “Voting Securities” shall have the meaning set forth in Section 9.2(a) of this Plan.

ARTICLE III

Administration of the Plan

3.1 The Committee. This Plan shall be administered by the Committee, subject to such terms and conditions as the Board may prescribe from time to time. Pursuant to applicable provisions of the Corporation’s Articles of Incorporation, as amended, and Bylaws, the Committee, which shall be appointed by the Board, shall consist of no fewer than three (3) members of the Board. Members of the Committee shall serve for such period of time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause), and appoint new members, fill vacancies however caused, and remove all members and thereafter directly administer the Plan. During such times as the Corporation’s Common Shares are registered under the Exchange Act, all members of the Committee shall be: (a) “independent directors” as that terms is defined under Rule 4200 of the NASD Marketplace Rules, and (b) “outside directors” as defined under Section 162(m)(4)(C)(i) of the Code.

3.2 Duties and Powers of the Committee. Subject to the express provisions of this Plan, the Committee shall have all the power and authority to, and shall be authorized to take any and all actions required, necessary, or desirable to administer the Plan. In addition to any other powers, subject to the provisions of the Plan, the Committee shall have the following powers:

(a) to select the Employees and Directors to whom Awards may from time to time be granted pursuant to this Plan;

(b) to determine all questions as to eligibility;

(c) to determine the number of Common Shares to be covered by each Award granted under this Plan;

(d) subject to the limitations set forth in Section 4.1 of this Plan, to determine whether and to what extent Incentive Stock Options, Nonqualified Stock Options, SARs, Restricted Stock and Unrestricted Stock Awards, or any combination thereof, are to be granted or awarded hereunder;

(e) to determine the terms and conditions (to the extent not inconsistent with this Plan) of any Award granted hereunder, all provisions of each Award Agreement, which provisions need not be identical (including, but not limited to, the Exercise Price, the Exercise Period, any restriction or limitation, or any vesting schedule or acceleration thereof, regarding any Stock Option or other Award and the Common Shares relating thereto, based on such factors as the Committee shall determine, in its sole discretion);

(f) to determine whether, and to what extent, and under what circumstances grants of Stock Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other cash awards made by the Corporation outside of this Plan;

(g) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Shares (other than Restricted Stock), through a cashless exercise, or any combination thereof under Section 6.8 of this Plan.

(h) to determine whether, and to what extent, and under what circumstances Common Shares under this Plan shall be deferred either automatically or at the election of the Participant; provided, however, that any such deferral shall comply with the requirements and conditions of Section 409A of the Code as to avoid the current inclusion in gross income the amount being deferred;

(i) to prescribe, amend, waive, or rescind rules or regulations relating to the Plan’s administration;

(j) to accelerate the vesting or Date of Exercise of any Award, or to waive compliance by a holder of an Award of any obligation to be performed by such holder or the terms and conditions of an Award;

(k) to construe and interpret the provisions of the Plan or any Award Agreement;

(l) to amend the terms of previously granted Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to the Participant;

(m) require, whether or not provided for in the pertinent Award Agreement, of any person exercising a Stock Option or otherwise receiving an Award, at the time of such exercise or receipt, the making of any representations or agreements that the Board of Directors or Committee may deem necessary or advisable in order to comply with the securities laws of the United States or of any applicable jurisdiction;

(n) to delegate to an appropriate officer of the Corporation the authority to select Employees for Awards and to recommend to the Committee the components of the Award to each, including vesting requirements, subject in each case to final approval by the Committee of the selection of the Employee and the Award;

(o) to authorize any person to execute on behalf of the Corporation any instrument required to effectuate an Award or to take such other actions as may be necessary or appropriate with respect to the Corporation’s rights pursuant to Awards or agreements relating to the Awards or the exercise thereof; and

(p) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

3.3 Awards to Members of the Committee. Each Award granted to a Director or members of the Committee shall be approved by the entire Board of Directors (rather than just a committee thereof) and shall be evidenced by minutes of a meeting or the written consent of the Board of Directors and an Award Agreement.

3.4 Requirements Relating to Section 162(m) of the Code. Any provision of this Plan notwithstanding: (a) transactions with respect to persons whose remuneration is subject to the provisions of Section 162(m) of the Code shall conform to the requirements of Section 162(m)(4)(C) of the Code unless the Committee determines otherwise; (b) the Plan is intended to give the Committee the authority to grant Awards that qualify as performance-based compensation under Section 162(m)(4)(C) of the Code as well as Awards that do not qualify; and (c) any provision of the Plan that would prevent the Committee from exercising the authority referred to in Section 3.4(b) of this Plan or that would prevent an Award that the Committee intends to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code from so qualifying shall be administered, interpreted, and construed to carry out the Committee’s intention and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded.

3.5 Decisions Final and Binding. All decisions, determinations, and actions taken by the Committee, and the interpretation and construction of any provision of the Plan or any Award Agreement by the Committee shall be final, conclusive, and binding, unless otherwise determined by the Board.

3.6 Limitation on Liability. Notwithstanding anything herein to the contrary, except as otherwise provided under applicable Florida law, no member of the Board of Directors or of the Committee shall be liable for any good faith determination, act, or failure to act in connection with the Plan or any Award hereunder.

ARTICLE IV

Shares Subject to the Plan

4.1 Number of Shares. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of Shares that may be issued under this Plan shall not exceed 158,000 Shares, which Shares shall be authorized but unissued Shares. Subject to Section 4.4, the maximum aggregate number of Shares or SARs which may be awarded and issued under the Plan to any one Participant shall be 15,000 Common Shares. Stock Options awarded under the Plan may be either Incentive Stock Options or Nonqualified Stock Options, as determined by the Committee. Except as provided in Section 4.2 and 4.3 of this Plan, Shares issued upon the exercise of an Award granted pursuant to the Plan shall not again be available for the grant of an Award hereunder.

4.2 Lapsed or Forfeited Awards. If any Award granted under this Plan shall terminate, expire, lapse, or be cancelled for any reason without having been exercised in full, or if Shares or Restricted Stock are forfeited, any unissued or forfeited Shares which had been subject to the Award Agreement relating thereto shall again become available for the grant of an Award under this Plan; provided, that in the case of forfeited Shares, the grantee has received no dividends or other distributions prior to such forfeiture with respect to the Shares.

4.3 Delivery of Shares as Payment. In the event a Participant pays the Exercise Price for Shares pursuant to the exercise of a Stock Option with previously acquired Shares, the number of Shares available for future Awards under the Plan shall be reduced only by the number of new Shares issued upon exercise of the Stock Option. Notwithstanding anything to the contrary herein, no fractional Shares will be delivered under the Plan.

4.4 Capital Adjustments.

(a) If by reason of a merger, consolidation, reorganization, recapitalization, combination of Shares, stock split, reverse stock split, stock dividend, separation (including a spin-off or split-off), or other such similar event, the number of outstanding Shares of the Corporation are increased, decreased, changed into, or been exchanged for a different number or kind of shares, or if additional shares or new and different shares are issued in respect of such Shares, the Committee in its sole discretion may adjust proportionately: (i) the aggregate maximum number of Shares available for issuance under the Plan; (ii) the aggregate maximum number of Shares and SARs for which Awards can be granted to any one Participant; (iii) the number and class of Shares covered by outstanding Awards denominated in Shares or units of Shares, (including, but not limited to, Awards of Restricted Stock); (iv) the Exercise Price and grant prices related to outstanding Awards; and (v) the appropriate Fair Market Value and other price determinations for such Awards.

(b) In the event of any other change in corporate structure affecting the Common Shares or any distribution (other than normal cash dividends) to holders of Common Shares, such adjustments in the number and kind of shares and the exercise, grant, or conversion prices of the affected Awards as may be deemed equitable by the Committee shall be made to give proper effect to such event.

(c) In the event of a corporate merger, consolidation, or acquisition of property or stock, separation (including spin-offs and split-offs), reorganization or liquidation, the Committee shall be authorized to cause the Corporation to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, by means of substitution of new Stock Options for previously issued stock options or an assumption of previously issued stock options. In such event, the aggregate maximum number of Shares available for issuance under Section 4.1 of the Plan will be increased to reflect such substitution or assumption.

(d) If any adjustment made pursuant to this Article IV would result in the possible issuance of fractional Shares under any then-outstanding Award, the Committee may adjust the outstanding Awards so as to eliminate fractional Shares.

(e) Any adjustment to be made with respect to Incentive Stock Options shall comply with Sections 422 and 424 of the Code.

ARTICLE V

Eligibility

Awards may be made to any Employee or Director, except that (a) only Employees (including Employees who also serve as Directors) may receive Incentive Stock Options, and (b) the grant of Awards to Directors must comply with Section 3.3. A Participant who has been granted an Award may be granted additional Awards; provided, however, that grants of Awards to individual Participants are subject to the limitations in Section 4.1.

ARTICLE VI

Stock Options

6.1 Stock Options. Each Stock Option granted alone or in addition to other Awards granted under this Plan shall be either an Incentive Stock Option or a Nonqualified Stock Option.

6.2 Grant of Stock Options.

(a) Subject to the terms and provisions of this Plan, the Committee shall have the authority to grant to any Participant one or more Incentive Stock Options, Nonqualified Stock Options, or both kinds of Stock Options. Subject to Section 4.1 and Article V, the Committee has complete and sole discretion in determining the number of Shares subject to Stock Options to be granted to a Participant; provided, however, that the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which a Participant may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified under Section 422 of the Code and the rules and regulations promulgated thereunder. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time and manner of its exercise or otherwise), such Stock Options or portion thereof which does not qualify shall constitute a Nonqualified Stock Option. Stock Options granted at different times need not contain similar provisions.

(b) Non-Employee Directors may only be granted Stock Options under this Article VI which are Nonqualified Stock Options.

6.3 Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under this Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consents of the Participants affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

6.4 Award Agreement. Each Stock Option granted under this Plan shall be evidenced by a an Award Agreement between the Corporation and the Participant in accordance with Section 6.2 that specifies the Exercise Price, the Exercise Period, the number of Shares to which the Stock Option pertains, method of exercise and the form of consideration payable therefor, any vesting requirements, any conditions imposed upon the exercise of the Stock Options in the event of retirement, death, disability, or other termination of service, and such other provisions and conditions, not inconsistent with this Plan, as the Committee may determine. Each Award Agreement relating to a grant of Stock Options shall clearly specify whether the Stock Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Nonqualified Stock Option not intended to be within the provisions of Section 422 of the Code.

6.5 Exercise Price. The Exercise Price per Share purchasable under any Stock Option granted under this Plan shall be determined by the Committee at the Date of Grant, subject to the following limitations:

(a) The Exercise Price of a Stock Option shall not be less than (i) 100% of the Fair Market Value of the Common Shares on the Date of Grant, or (ii) in the case of any Participant who is granted an Incentive Stock Option who, at the time of such grant, owns Common Shares possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of its parent corporation or Subsidiaries, the Exercise Price of the Incentive Stock Option shall not be less than 110% of the of the Fair Market Value of the Common Shares on the Date of Grant.

(b) In no event shall the Exercise Price of any Stock Option be less than the par value of the Common Shares.

6.6 Exercise Period. The Exercise Period of each Stock Option granted shall be fixed by the Committee and shall be specified in the Award Agreement; provided, however, that no Stock Option shall be exercisable later than ten years after the Award Date, and no Incentive Stock Option which is granted to any optionee who, at the time such Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of its parent corporation or Subsidiaries, shall be exercisable after the expiration of five years from the Award Date.

6.7 Exercise of Stock Options. Stock Options granted under the Plan shall be exercisable at such time or times and be subject to such terms and conditions as shall be set forth in the Award Agreement (as may determined by the Committee at the time of such grant), which need not be the same for all Participants. Such terms and conditions may include performance criteria with respect to the Corporation or the Participant, and as shall be permissible under the other terms of the Plan. No Stock Option, however, shall be exercisable until the expiration of the vesting period, if any, set forth in the Award Agreement, except to the extent such vesting period is accelerated pursuant to Article IX of this Plan. To the extent that no vesting conditions are stated in the Award Agreement, the Stock Options represented thereby shall be fully vested at the Date of Grant.

6.8 Method of Exercise.

(a) Subject to the provisions of the Award Agreement, Stock Options may be exercised in whole at any time, or in part from time to time with respect to whole Shares only, during the Exercise Period by the delivery to the Corporation of a written notice of intent to exercise the Stock Option, in such form as the Committee may prescribe, setting forth the number of Shares with respect to which the Stock Option is to be exercised. The Exercise Price, which shall accompany the written notice of exercise, shall be payable to the Corporation in full (along with the taxes described in the last sentence of this Section 6.8) by the Participant who, if so provided in the Award Agreement, may: (i) deliver cash or a check (acceptable to the Committee in accordance with guidelines established for this purpose) in satisfaction of all or any part of the Exercise Price; (ii) deliver, or cause to be withheld from the Stock Option, Shares (except for Restricted Shares) valued at Fair Market Value on the Date of Exercise in satisfaction of all or any part of the Exercise Price, or (iii) any combination of cash and Shares, or (iv) any other consideration and method of payment permitted under any laws to which the Corporation is subject, in each such case as the Committee may determine. In addition to and at the time of payment of the Exercise Price, the Participant shall pay to the Corporation in cash the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of the Participant resulting from the exercise.

(b) If the Exercise Price is to be paid by the surrender of previously acquired and owned Common Shares, the Participant will make representations and warranties satisfactory to the Corporation regarding his title to the Common Shares used to effect the purchase (the “Payment Shares”), including without limitation, representations and warranties that the Participant has good and marketable title to such Payment Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Payment Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Corporation. If such Payment Shares were acquired upon previous exercise of Incentive Stock Options granted within two years prior to the exercise of the Stock Option or acquired by the Participant within one year prior to the exercise of the Stock Option, such Participant shall be required, as a condition to using the Payment Shares in payment of the Exercise Price of the Stock Option, to acknowledge the tax consequences of doing so, in that such previously exercised Incentive Stock Options may have, by such action, lost their status as Incentive Stock Options, and the Participant may recognize ordinary income for tax purposes as a result. In no event can Restricted Stock be used as Payment Shares.

6.9 Transfer Restrictions. Neither the Stock Options granted under the Plan nor any rights or interest in such Stock Options may be sold, pledged, hypothecated, assigned, or otherwise disposed of or transferred by such Participant, other than by will or by the laws of descent and distribution. Except as permitted by the Committee, during the lifetime of Participant to whom a Stock Option is granted, the Stock Options shall be exercisable only by him or her or, in the event of the Participant’s permanent and total disability as determined by the Committee in accordance with applicable Corporation policies, by his or her legal representative.

6.10 Termination of Stock Options. Subject to the applicable provisions of the Award Agreement and this Article VI, upon termination of a Participant’s employment with the Corporation for any reason, all stock options shall vest or expire in accordance with the terms and conditions established by the Committee at or after grant. Unless otherwise provided in the Award Agreement:

(a) Termination by Death. If a Participant’s employment or service with the Corporation or its Subsidiaries terminates by reason of death, then for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the end of the Exercise Period of such Award, whichever period is shorter, any Stock Option held by a Participant may be exercised by the legal representative of the estate or by a person who acquires the right to exercise such Stock Option by bequest or inheritance, subject to the limitations of Section 6.11 with respect to Incentive Stock Options, to the extent that such Participant was entitled to exercise the Award at the date of such death.

(b) Termination by Disability. If a Participant’s employment or service with the Corporation or its Subsidiaries terminates by reason of permanent and total disability, as determined by the Committee in accordance with applicable Corporation personnel policies, then for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or service, or until the end of the Exercise Period of such Award, whichever is shorter, any Stock Option held by a Participant may be exercised by the Participant, or his or her legal representative, subject to the limitations of Section 6.11 with respect to Incentive Stock Options, to the extent that such Participant was entitled to exercise the Award at the date of such termination; provided, however, that, if the Participant dies within such one year period (or such other period as the Committee may specify at grant), then for a period of one year from the date of death or until the end of the Exercise Period of such Award, whichever period is shorter, any unexercised Stock Options held by such Participant shall thereafter be exercisable to the extent to which they were exercisable at the time of such termination due to disability. In the event of termination of employment by reason of permanent and total disability, as determined by the Committee in accordance with applicable Corporation personnel policies, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code (currently one year from such termination), such Stock Option will thereafter be treated as a Nonqualified Stock Option.

(c) Termination by Retirement. If a Participant’s employment or service with the Corporation or its Subsidiaries terminates by reason of normal or late retirement under any retirement plan of the Corporation or its Subsidiaries or, with the consent of Committee, then for a period of three months (or such other period as the Committee may specify at grant) from the date of such termination of employment or service, or until the end of the Exercise Period of such Award, whichever is shorter, any Stock Option held by a Participant may be exercised by the Participant, or his or her legal representative, subject to the limitations of Section 6.11 with respect to Incentive Stock Options, to the extent that such Participant was entitled to exercise the Award at the date of such termination; provided, however, that, if the Participant dies within such three month period, then for a period of one year from the date of death or until the end of the Exercise Period of such Award, whichever period is shorter, any unexercised Stock Options held by such Participant shall thereafter be exercisable to the extent to which they were exercisable at the time of such retirement. In the event of termination of employment by reason of retirement pursuant to any retirement plan of the Corporation or its Subsidiaries or with the consent of the Committee, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code (currently three months from such termination), such Stock Option will thereafter be treated as a Nonqualified Stock Option.

(d) Other Termination of Employee. Unless otherwise determined by the Committee at or after grant and except as provided in Section 9.1 hereof, if a Participant’s employment by the Corporation terminates for any reason other than death, disability, or retirement covered by Sections 6.10 (a), (b), or (c) of this Plan: (i) any Stock Options that were not exercisable at the date of such termination (which date shall be determined by the Committee in its sole discretion) will expire automatically, and (ii) any Stock Options exercisable on the date of termination will remain exercisable only for the lesser of three months or the balance of such Exercise Period of such Stock Option; provided, however, that the Participant was not involuntarily terminated by the Corporation for Cause. If the Participant dies within such three month period (or such other period as the Committee may specify at grant), then for a period of one year from the date of death or until the end of the Exercise Period of such Stock Option, whichever period is shorter, any unexercised Stock Options held by such Participant shall thereafter be exercisable to the extent to which they were exercisable at the time of such termination. Notwithstanding any other provision of this Plan except for Section 9.1 hereof, upon termination of a Participant’s employment with the Corporation or any of its Subsidiaries for Cause, all of the Participant’s unexercised Stock Options will terminate immediately upon the date of such termination (which date shall be determined by the Committee in its sole discretion) and the Participant shall forfeit all Shares for which the Corporation has not yet delivered share certificates to the Participant. In such event, the Corporation shall refund to the Participant the Exercise Price paid to it, if any, in the same form as it was paid (or in cash at the Corporation’s discretion). The Corporation may withhold delivery of share certificates pending resolution of any inquiry that could lead to a finding that a termination of a Participant’s employment was for Cause.

(e) Non-Employee Director Resignation or Termination of Service. Except as covered by Sections 6.10(a), (b), or (c) of this Plan, if a Participant serving as a Non-Employee Director terminates his or her service by resigning from the Board of Directors or by failing to run for election to an additional term as a Director after being offered nomination for an additional term by a nominating or similar committee of the Board of Directors (or in lieu of such committee, by the entire Board of Directors), then (i) any Stock Options that were not exercisable at the date of such termination of service will expire automatically, and (ii) any exercisable Stock Options as of such date held by the Participant may thereafter be exercised by the Participant for a period of three months from the date of such resignation or, in the case of a failure to run for election to an additional term, from (A) the date of such stockholder meeting at which such election of Directors takes place, or (B) until the end of the Exercise Period, whichever is shorter (or such other period as the Committee may specify at grant). If a Participant serving as a Non-Employee Director does not resign and is not offered nomination for an additional term, all Stock Options held by such Participant shall immediately vest on the date that the Participant’s service as a Director of the Corporation terminates and such Stock Options shall be exercisable until the end of the Exercise Period for such Stock Options. Notwithstanding any other provision of this Plan, upon removal of a Director by shareholders of the Corporation for cause under applicable state law, all of the Participant’s unexercised Stock Options will terminate immediately upon the date of such termination (which date shall be determined by the Committee in its sole discretion) and the Participant shall forfeit all Shares for which the Corporation has not yet delivered share certificates to the Participant. In such event, the Corporation shall refund to the Participant the Exercise Price paid to it, if any, in the same form as it was paid (or in cash at the Corporation’s discretion).

6.11 Incentive Stock Option Limitations.

(a) To the extent that the aggregate Fair Market Value (determined as of the Date of Grant) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and/or any other stock option plan of the Corporation or any Subsidiary or parent corporation (within the meaning of Section 424 of the Code) exceeds $100,000, such Stock Options shall be treated as Stock Options which are not Incentive Stock Options.

(b) To the extent (if any) permitted under Section 422 of the Code, or the applicable rules and regulations promulgated thereunder or any applicable Internal Revenue Service pronouncement, if (i) a Participant’s employment with the Corporation or any Subsidiary is terminated by reason of death, disability, or retirement covered by Section 6.10(a), (b), or (c) of this Plan, and (ii) the portion of the Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Sections 6.10(a), (b), or (c), applied without regard to the $100,000 limitation currently contained in Section 422(d) of the Code, is greater than the portion of the Stock Option that is immediately exercisable as an “incentive stock option” during such post-termination period under Section 422 of the Code, such excess shall be treated as a Nonqualified Stock Option.

(c) In the event that the application of any of the provisions of Section 6.11(a) or (b) of this Plan is not necessary in order for Stock Options to qualify as Incentive Stock Options, or should additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Corporation.

6.12 Buy-Out and Settlement Provisions. The Committee may at any time offer to buy-out a Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

6.13 No Rights as Stockholder. No Participant or transferee of a Stock Option shall have any rights as a stockholder of the Corporation with respect to any Shares subject to a Stock Option (including without limitation, rights to receive dividends, vote, or receive notice of meetings) prior to the purchase of such Shares by the exercise of such Stock Option as provided in this Plan. A Stock Option shall be deemed to be exercised and the Common Shares thereunder purchased when written notice of exercise has been delivered to the Corporation in accordance with Section 6.8 of the Plan and the full Exercise Price for the Shares with respect to which the Stock Options is exercised has been received by the Corporation, accompanied with any agreements required by the terms of the Plan and the applicable Award Agreement; provided, however, that if the Participant has been terminated for Cause, only those Common Shares for which a certificate has been delivered to the Participant by the Corporation will be deemed to be purchased by such Participant. Full payment may consist only of such consideration and method of payment allowable under this Article VI of the Plan. No adjustment will be made for a cash dividend or other rights for which the record date precedes the Date of Exercise, except as provided in Section 4.4 of the Plan.

6.14 Sale of Common Shares Upon Exercise of Stock Option. Unless the Committee provides otherwise in the Award Agreement, Common Shares acquired pursuant to the exercise of Stock Option shall not be subject to any restrictions on transferability under this Plan, except as provided in Section 12.1 of this Plan. With respect to Common Shares acquired pursuant to the exercise of an Incentive Stock Option, a transfer or other disposition of such Common Shares by a Participant (other than by will or the laws of descent and distribution) may not qualify for favorable tax treatment under Section 421(a) of the Code if such transfer or other disposition shall occur before the expiration of the later of (i) the two year period commencing on the Date of Grant of the ISO, or (ii) the one year period commencing on the Date of Exercise of the ISO.

ARTICLE VII

Stock Appreciation Rights

7.1 Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants, at the discretion of the Committee, in any of the following forms: (a) in connection with the grant, and exercisable in lieu of Stock Options (“Tandem SARs”), (b) in connection with and exercisable in addition to the grant of Stock Options (“Additive SARs”), (c) independent of the grant of Stock Options (“Freestanding SARs”), or (d) in any combination of the foregoing. Non-Employee Directors may not be granted any SARs under this Plan other than Tandem SARs and Additive SARs.

7.2 Exercise of Tandem SARs

(a) Tandem SARs may be exercised with respect to all or part of the Shares subject to the Related Option. The exercise of Tandem SARs shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Tandem SAR is exercised. Conversely, the exercise, in whole or part, of a Related Option, shall cause a reduction in the number of Shares subject to the Tandem SAR equal to the number of Shares with respect to which the Related Option is exercised. Shares with respect to which the Tandem SAR shall have been exercised may not be subject again to an Award under the Plan.

(b) Notwithstanding any other provision of the Plan to the contrary, a Tandem SAR shall expire no later than the expiration of the Related Option and shall be exercisable only when the Related Option is eligible to be exercised. In addition, if the Related Option is an ISO, a Tandem SAR shall be exercised for no more than 100% of the difference between the Fair Market Value of Shares subject to the Related Option at the time the Tandem SAR is exercised and the Option Price of the Related Option.

7.3 Exercise of Additive SARs. Additive SARs shall be deemed to be exercised upon, and in addition to, the exercise of the Related Option. The deemed exercise of Additive SARs shall not reduce the number of Shares with respect to which the Related Option remains unexercised.

7.4 Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon such SARs.

7.5 Other Conditions Applicable to SARs.

(a) No SAR granted under the Plan shall be exercisable until the expiration of at least one year after the Date of Grant, except that such limitation shall not apply (i) in the case of death, disability, or retirement of a Participant covered by Sections 6.10(a), (b), or (c) hereof, (ii) a termination of service covered by the last sentence of Section 6.10(e) hereof, or (iii) as set forth in Article VIII of this Plan. In no event shall the term of any SAR granted under the Plan exceed seven years from the Award Date. A SAR may be exercised only when the Fair Market Value of a Share exceeds either (i) the Fair Market Value per Share on the Award Date in the case of a Freestanding SAR, or (ii) the Exercise Price of the Related Option in the case of either a Tandem SAR or Additive SAR. A SAR shall be exercised by delivery to the Committee of a notice of exercise in the form prescribed by the Committee.

(b) In the event of a termination of service for any reason of death, disability or retirement covered by Section 6.10(a), (b), or (c) of this Plan, or pursuant to the last sentence of Section 6.10(e) hereof, unless otherwise determined by the Committee at grant, all Additive SARs and Freestanding SARs shall be fully vested and thereafter may be exercised by the participant or his or her legal representatives for a period of one year from the date of such termination of service or until the end of the Exercise Period for such SAR, whichever is shorter; provided, however, that the Participant was not involuntarily terminated for Cause. Notwithstanding any other provision of this Plan, upon termination of a Participant’s service with the Corporation or it Subsidiaries for Cause, all of the Participant’s unexercised Additive SARs and Freestanding SARs will terminate immediately upon the date of such termination as determined in accordance with Section 6.10(d) hereof.

(c) In the event of a termination of service for any reason other than death, disability or retirement covered by Section 6.10(a), (b), or (c), or pursuant to the last sentence of Section 6.10(e) hereof, unless otherwise determined by the Committee at grant: (i) any Additive SAR and any Freestanding SAR that was not exercised at the date of termination will expire automatically, and (ii) any exercisable Additive SARs and Freestanding SARs will remain exercisable for a period of three months from the date of such termination of service until the end of the Exercise Period for such SAR, whichever is shorter; provided, however, that the Participant was not involuntarily terminated for Cause. Notwithstanding any other provision of this Plan, upon termination of a Participant’s service with the Corporation or it Subsidiaries for

Cause, all of the Participant’s unexercised Additive SARs and Freestanding SARs will terminate immediately upon the date of such termination as determined in accordance with Section 6.10(d) hereof.

7.6 Payment Upon Exercise of SARs. (a) Subject to the provisions of the Award Agreement, upon the exercise of a SAR, the Participant is entitled to receive, without any payment to the Corporation (other than required tax withholding amounts), an amount equal to the product of multiplying (i) the number of Shares with respect to which the SAR is exercise by (ii) an amount equal to the excess of: (A) the Fair Market Value per Share on the Date of Exercise of the SAR over (B) either (x) Freestanding SAR or (y) the Exercise Price of the Related Option in the case of either a Tandem SAR or Additive SAR.

(b) Payment to the Participant shall be made in Shares, valued at the Fair Market Value of the Date of Exercise, in cash if the Participant has so elected in his written notice of exercise, or a combination thereof.

7.7 Non-Transferability of SARs. Except as specifically provided in the Award Agreement, no SARs granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

ARTICLE VIII

Restricted Stock and Unrestricted Stock Awards

8.1 Awards of Restricted Stock. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Participants and in such amounts as it may determine. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Stock Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

8.2 Award Agreement for Restricted Stock. The prospective Participant selected to receive a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such Participant has executed an Award Agreement evidencing the Award and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the applicable terms and conditions of such Award. Each Award Agreement relating to Restricted Stock shall specify the Restricted Period (as defined in Section 8.3(b) below), the conditions to be satisfied prior to removal of such restrictions, the number of shares of Restricted Stock granted, and such other provisions as the Committee shall determine. The Award Agreement relating to Restricted Stock Award shall set forth the purchase price for such shares, which purchase price shall be equal to or less than their par value and may be zero. Each Award Agreement shall contain at least one term, condition, or restriction constituting a “substantial risk of forfeiture” as defined in Section 83(c) of the Code.

8.3 Certain Conditions and Restrictions. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following minimum restrictions and conditions:

(a) Acceptance. Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the Award Date, by executing an Award Agreement relating to the Restricted Stock which is the subject of such Award and by paying whatever price (if any) the Committee has designated hereunder.

(b) Restriction Period. Subject to the provisions of this Plan and the Award Agreement, during a period set by the Committee commencing with the Award Date (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge, assign, hypothecate, or otherwise dispose of shares of Restricted Stock awarded under this Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine in its sole discretion. No such restrictions shall be removed until the expiration of at least one year after the Award Date, except that such limitation shall not apply as set forth in Article IX of this Plan.

(c) Legend. Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The sale, transferability, pledge, assignment, hypothecation, or other disposition of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of Coast Financial Holdings, Inc. (the “Corporation”) 2005 Stock Incentive Plan, including the rules and administrative procedures adopted pursuant to such plan, and an Agreement entered into between the registered owner and the Corporation dated                     . Copies of such Plan and Agreement are on file in the offices of the Corporation at 2412 Cortez Road West, Bradenton, FL 34207.”

(d) Custody. The Committee may require that the stock certificates evidencing such shares of Restricted Stock be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Restricted Stock covered by such Award.

8.4 Other Restrictions. The Committee shall impose such other restrictions on any shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

8.5 Lapse of Restrictions. Except as otherwise provided in this Article VIII, if and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant.

8.6 Rights as Shareholder. Except as provided in this Section 8.6, during the Restriction Period, Participants in whose name shares of Restricted Stock are granted hereunder: (a) shall have, with respect to such Restricted Stock, full voting rights with respect to such shares, and (b) shall be entitled to receive all dividends and other distributions paid with respect to such shares. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were distributed. Furthermore, the Committee, in its sole discretion, as determined at the time of Award, may permit or require the payment of dividends to be deferred.

8.7 Termination of Employment or Resignation of Director. Subject to the applicable provisions of the Award Agreement and this Article VIII, upon termination of a Participant’s employment with, the Corporation for any reason during the Restricted Period, all Restricted Shares still subject to restriction shall vest or be forfeited in accordance with the terms and conditions established by the Committee at or after grant. Unless otherwise provided in the Award Agreement:

(a) Termination of Service by Death, Disability, or Retirement. In the event a Participant’s employment is terminated during the Restriction Period, because of death, disability, or retirement covered by Sections 6.10(a), (b), (c), or (e) of this Plan, any remaining portion of the Restriction Period applicable to the Restricted Stock pursuant to Section 8.3 herein shall automatically terminate and, except as otherwise provided in Section 8.4 herein, the shares of Restricted Stock shall thereby be released and free of restrictions.

(b) Termination of Service for Other Reasons. In the event that a Participant terminates his employment of the Corporation during the Restriction Period for any reason other than for death, disability, or retirement, as set forth in Sections 8.7(a) herein, then any shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and, if held by the Participant, returned to the Corporation.

(c) Hardship. In the event of hardship or other special circumstances of a Participant whose employment with the Corporation or a Subsidiary is involuntarily terminated (other than for cause), the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant’s shares of Restricted Stock, based on such factors as the Committee may deem appropriate.

8.8 Notice of Section 83(b) Election. Any Participant making an election under Section 83(b) of the Code with respect to Restricted Stock must provide a copy thereof to the Corporation within 10 days of filing such election with the Internal Revenue Service.

8.9 Unrestricted Stock Awards. Subject to the terms and conditions of this Plan, the Committee, at any time and from time to time, may grant Unrestricted Stock Awards free of restrictions under the Plan to such Participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine.

ARTICLE IX

Change of Control

9.1 Acceleration of Options; Lapse of Restrictions.

(a) In the event of a Change of Control of the Corporation: (i) each Stock Option and SAR then-outstanding under the Plan shall be fully exercisable, regardless of any unsatisfied vesting requirements established under the terms of the pertinent Award Agreements, and remain so for the duration of the Stock Option as specified in the Award Agreement, (ii) all conditions or restrictions related to grants of Restricted Stock shall be deemed to be immediately and fully satisfied and all certificates representing such shares of Restricted Stock shall be released and have any legal removed by the Secretary of the Corporation and thereby become freely transferable, (iii) all conditions or restrictions related to an Award shall be accelerated or released; all in a manner, in the case of persons subject to Section 16(b) of the Exchange Act, as to conform with the provisions of Rule 16b-3 thereunder.

(b) Awards that remain outstanding after a Change of Control shall not be terminated as a result of a termination of service covered by Sections 6.10, 7.2, 7.5, or 8.7, and shall continue to be exercisable until the end of the Exercise Period in accordance with their original terms, except in the case of (i) a Participant’s death in which case termination shall occur within one year from the date of death, or (ii) a Participant’s termination for Cause in which case the unexercised Stock Option shall terminate as set forth in Section 6.10(d).

(c) Notwithstanding the foregoing, if any right granted pursuant to this Section 9.1 would make a Change of Control transaction ineligible for pooling of interests accounting treatment under applicable accounting principles that, but for this Section 9.1, would have been available for such accounting treatment, then the Committee shall have the authority to substitute stock for cash which would otherwise be payable pursuant to this Section 9.1 having a Fair Market Value equal to such cash.

9.2 Definition of Change of Control. For purposes of this Plan, a “Change of Control” is deemed to have occurred if:

(a) any individual, entity, or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act) other than James K. Toomey, his immediate family members (which shall include Mr. Toomey’s wife, children, and parents of each of Mr. Toomey and his wife), or any of their respective affiliates (“Toomey Affiliates”), is or becomes, directly or indirectly, the “beneficial owner” (as defined by Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the combined voting power of the then outstanding securities of the Corporation entitled to vote generally in the election of Directors (“Voting Securities”); provided, however, that any acquisition by the following will not constitute a Change of Control:

(i) the Corporation or any of its Subsidiaries,

(ii) any of the Toomey Affiliates,

(iii) any employee benefit plan (or related trust) of the Corporation or its Subsidiaries, or

(iv) any corporation, bank, or other financial institution with respect to which, following such acquisition, more than 50% of the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned by the Persons who were the beneficial owners of the Voting Securities immediately prior to such acquisition in substantially the same proportion as their ownership immediately prior to such acquisition of the Voting Securities; or

(b) (i) a tender offer or an exchange offer is made to acquire securities of the Corporation whereby following such offer the offerees will hold, control, or otherwise have the direct or indirect power to exercise voting control over 50% or more of the Voting Securities, or (ii) Voting Securities are first purchased pursuant to any other tender or exchange offer.

(c) as a result of a tender offer or exchange offer for the purchase of securities of the Corporation (other than such an offer by the Corporation for its own securities), or as a result of a proxy contest, merger, consolidation, or sale of assets, or as a result of a combination of the foregoing, during any period of two consecutive years, individuals who, at the beginning of such period constitute the Board, plus any new Directors of the Corporation whose election or nomination for election by the Corporation’s stockholders was or is approved by a vote of at least two-thirds of the Directors of the Corporation then still in office who either were Directors of the Corporation at the beginning of such two year period or whose election or nomination for election was previously so approved (but excluding for this purpose, any individual whose initial assumption of office was or is in connection with the actual or threatened election contest relating to the election of Directors of the Corporation (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act)), cease for any reason during such two year period to constitute at least two-thirds of the members of the Board; or

(d) the stockholders of the Corporation approve a reorganization, merger, consolidation, or other combination, with or into any other corporation or entity regardless of which entity is the survivor, other than a reorganization, merger, consolidation, or other combination, which would result in the Voting Securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into Voting Securities of the surviving entity) at least 60% of the combined voting power of the Voting Securities or of the voting securities of the surviving entity outstanding immediately after such reorganization, merger, consolidation; or other combination; or

(e) the stockholders of the Corporation approve a plan of liquidation or winding-up of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation’s assets, or any distribution to security holders of assets of the Corporation having a value equal to 30% or more of the total value of all assets of the Corporation.

9.3 Occurrence of a Change of Control. A Change of Control will be deemed to have occurred:

(a) with respect to any acquisition referred to in Section 9.2(a) above, the date on which the acquisition of such percentage shall have been completed;

(b) with respect to a tender or exchange offer, the date the offer referred to in Section 9.2(b)(i) above is made public or when documents are filed with the SEC in connection therewith pursuant to Section 14(d) of the Exchange Act, or the date of the purchase referenced in Section 9.2(b)(ii);

(c) with respect to a change in the composition of the Board of Directors referred to in Section 9.2(c), the date on which such change is adopted or is otherwise effective, whichever first occurs; or

(d) with respect to any stockholder approval referred to in Section 9.2(d) or (e), the date of any approval.

8.4 Application of this Article IX. The provisions of this Article IX shall apply to successive events that may occur from time to time but shall only apply to a particular event if it occurs prior to the expiration of this Plan and each Award issued pursuant to this Plan.

ARTICLE X

Amendment, Modification, or Termination of Plan

Insofar as permitted by applicable law, the Board, by resolution, shall have the power at any time, and from time to time, to amend, modify, suspend, terminate or discontinue the Plan or any part thereof including any amendment deemed necessary to ensure that the Corporation may comply with any regulatory requirements referred to in Article XIII. The Board is specifically authorized to amend the Plan and take such other action as it deems necessary or appropriate to comply with Section 162(m) of the Code and the rules and regulations promulgated thereunder. Such amendment or modification may be without stockholder approval except to the extent that such approval is required by the Code, or pursuant to the rules and regulations under the Section 16 of the Exchange Act, if then applicable, by any national securities exchange or inter-dealer quotation system on which the Shares are then listed, quoted, or reported, by any regulatory authority or board having jurisdiction with respect thereto, or under any applicable laws, rules, or regulations. Notwithstanding the provisions of this Article X, no termination, amendment, or modification of the Plan, other than those pursuant to Article IV hereof, shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant so affected.

ARTICLE XI

Modification, Extension, and Renewal of Stock Options and Awards

Subject to the terms and conditions, and within the limitations, of the Plan, the Committee may modify, extend, or renew outstanding Stock Options, prospectively or retroactively, or accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) granted under the Plan or any other plan of the Corporation or a Subsidiary, and authorize the granting of new Stock Options pursuant to the Plan in substitution therefor (to the extent not theretofore exercised), and the substituted Stock Options may specify a lower exercise price or a longer term than the surrendered Stock Options or have any other provisions that are authorized by the Plan. Notwithstanding the foregoing provisions of this Article XI, (a) no amendment or modification of an Award which adversely affects the Participant shall not be made without the consent of the affected Participant, and (b) no Incentive Stock Option may be modified, amended, extended, or reissued if such action would cause it to cease to be an “Incentive Stock Option” within the meaning of Section 422 of the Code, unless the Participant specifically acknowledges and consents to the tax consequences of such action.

ARTICLE XII

Indemnification of the Committee

In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall not be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with their administration of and responsibilities with respect to the Plan, and the Corporation hereby agrees to indemnify the members of the Committee against any claim, loss, damage, or reasonable expense, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Corporation and its Subsidiaries.

ARTICLE XIII

General Provisions

13.1 Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of a Stock Option unless the exercise of such Stock Option and the issuance and delivery of such Shares pursuant thereto shall comply with, and be subject to the procurement of all approvals, permits, authorizations, and orders required under, all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange or inter-dealer quotation system upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance. Unless the Shares have been issued to the Participant pursuant to a registration statement declared effective by the SEC, the Committee may require each person purchasing or otherwise acquiring Shares pursuant to a Stock Option under the Plan to represent to and agree with the Corporation in writing to the effect that the Participant: (a) is acquiring the Shares for his or her own personal account, for investment purposes only, and not with an intent or a view to distribution within the meaning of Section 2(11) of the Securities Act, and (b) will not sell, assign, pledge, hypothecate, or otherwise dispose of or transfer the Shares to be issued upon exercise of such Stock Option except as permitted by this Plan and except in compliance with the Securities Act and the securities laws of all other applicable jurisdictions, as supported by an opinion of counsel if so requested by the Committee. As a further condition to the issuance of such Shares, the Participant shall provide any other representation, warranty, or covenant as the Committee or its counsel deems necessary under the Securities Act and the securities laws of all other applicable jurisdictions. In addition to any legend required by this Plan, the certificates for the Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

13.2 Reservation of Shares. The Corporation shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The Corporation shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Corporation to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Corporation’s counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Corporation to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Corporation of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

13.3 Limitation on Legal Rights. The establishment of the Plan shall not confer upon any Employee or Director any legal or equitable right against the Corporation, except as expressly provided in the Plan.

13.4 Not a Contract of Employment. This Plan is purely voluntary on the part of the Corporation, and the continuation of the Plan shall not be deemed to constitute a contract between the Corporation and any Participant, or to be consideration for or a condition of the employment or service of any Participant. Participation in the Plan shall not give any Employee or Director any right to be retained in the service of the Corporation or any of its Subsidiaries, nor shall anything in this Plan affect the right of the Corporation or any of its Subsidiaries to terminate any such Employee with or without Cause.

13.5 Other Compensation Plans. The adoption of the Plan shall not affect any other Stock Option or incentive or other compensation plans in effect for the Corporation or any of its Subsidiaries, nor shall the Plan preclude the Corporation or any Subsidiary from establishing any other forms of incentive or other compensation plan or arrangements for Employees or Directors of the Corporation or any of its Subsidiaries.

13.6 Assumption by the Corporation. The Corporation or its Subsidiaries may assume options, warrants, or rights to purchase shares issued or granted by other companies whose shares or assets shall be acquired by the Corporation or its Subsidiaries or which shall be merged into or consolidated with the Corporation or its Subsidiaries. The adoption of this Plan shall not be taken to impose any limitations on the powers of the Corporation or its Subsidiaries or affiliates to issue, grant, or assume options, warrants, rights, or restricted shares, otherwise than under this Plan, or to adopt other Stock Option or restricted share plans or to impose any requirements of shareholder approval upon the same.

13.7 Creditors. The interests of any Participant under this Plan is not subject to the claims of creditors and may not, in any way, be assigned, alienated, or encumbered.

13.8 Plan Binding on Successors. All obligations of the Corporation under this Plan and any Awards granted hereunder shall be binding upon any successor and assign of the Corporation, whether the existence of such successor or assign is a result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Corporation.

13.9 Unfunded Status of Plan. This Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Corporation, nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Corporation.

13.10 Withholding.

(a) Tax Withholding. The Corporation shall have the power and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment under or as a result of this Plan.

(b) Share Withholding. To the extent the Code requires withholding upon the exercise of Nonqualified Stock Options, or upon the occurrence of any other similar taxable event, the Committee may permit or require, subject to any rules it deems appropriate, the withholding requirement to be satisfied, in whole or in part, with or without the consent of the participant, by having the Corporation withhold Shares having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined.

13.11 Singular, Plural; Gender. Whenever used in this Plan, nouns in the singular shall include the plural, and vice versa, and the masculine pronoun shall include the feminine gender.

13.12 Headings. Headings to the Sections and subsections are included for convenience and reference and do not constitute part of the Plan.

13.13 Costs. The Corporation shall bear all expenses incurred in administrating this Plan, including original issue, transfer, and documentary stamp taxes, and other expenses of issuing the Shares pursuant to Awards granted hereunder.

13.14 Governing Law. This Plan and the actions taken in connection herewith shall be governed, construed, and administered in accordance with the laws of the State of Florida regardless of the law that might otherwise govern under applicable Florida principles of conflicts of laws.

ARTICLE XIV

Effectiveness of the Plan

This Plan shall become effective on the date that it is adopted by the Board of Directors. Following adoption of the Plan by the Board of Directors, the Committee may make awards hereunder prior to the stockholders of the Corporation approving the Plan; provided, however, that any and all Stock Options awarded automatically shall be converted into Nonqualified Stock Options if the Plan is not approved by such stockholders within 365 days of its adoption.

ARTICLE XV

Term of the Plan

Unless sooner terminated by the Board pursuant to Article X hereof, this Plan shall terminate ten (10) years from its effective date and no Awards may be granted after termination, but Awards granted prior to such termination may extend beyond that date. The Board of Directors may terminate this Plan at any time. The termination shall not affect the validity of any Award outstanding on the date of termination.

Date Plan Approved by Board of Directors: March 22, 2005

Secretary Certification

Date Approved by the Shareholders:                     , 2005

Secretary Certification

COAST FINANCIAL HOLDINGS, INC.

Annual Meeting of Shareholders, May 20, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of Common Shares of Coast Financial Holdings, Inc., a Florida corporation (the “Company”), does hereby appoint James K. Toomey and Brian P. Peters, and each of them, as due and lawful attorneys-in-fact (each of whom shall have full power of substitution), to represent and vote as designated below all of the Common Shares of the Company that the undersigned held of record at the close of business on March 22, 2005, at the Annual Meeting of Shareholders of the Company to be held at Corporate Center Three at International Plaza, 4221 W. Boy Scout Boulevard, 8th Floor, Tampa, Florida 33607 on May 20, 2005, at 10:00 a.m. local time, or any adjournment thereof, on the following matters, and on such other business as may properly come before the meeting:

1.	ELECTION OF DIRECTORS

Nominees: James K. Toomey, Joseph Gigliotti, Kennedy Legler, III, Paul G. Nobbs, Thomas M. O’Brien, Brian P. Peters, John R. Reinemeyer, Michael T. Ruffino, and M. Alex White.

☐	FOR ALL NOMINEES LISTED ABOVE	☐	WITHHOLD AUTHORITY TO VOTE FOR

	(except as marked to the contrary below)		ALL NOMINEES LISTED ABOVE

(Instructions: to withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

2.	APPROVAL AND ADOPTION OF THE 2005 STOCK INCENTIVE PLAN. Proposal to approve and adopt the Coast Financial Holdings, Inc. 2005 Stock Incentive Plan.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	In their discretion, on such other business as may properly come before the meeting (the Board of Directors is not aware of any matter other than the above proposals which are to be presented for action at the Annual Meeting).

The above proposals are described in greater detail in the accompanying Proxy Statement dated April 15, 2005, which is incorporated herein by reference.

(Please Sign and Date on Reverse Side)

(Continued from Other Side)

PLEASE SIGN AND RETURN PROMPTLY.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND FOR THE APPROVAL AND ADOPTION OF THE 2005 STOCK INCENTIVE PLAN.

PLEASE ENTER THE NUMBER OF COMMON SHARES OF COAST FINANCIAL HOLDINGS, INC. YOU OWN:

(Please sign, date, and return this proxy form exactly as your name or names appear below whether or not you plan to attend the meeting.)

☐ I plan to attend the Annual Meeting.
☐ I do not plan to attend the Annual Meeting.

Date: , 2005

Signature(s):
Title or Authority (if applicable)

Please sign your name here exactly as it appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other similar capacity, so indicate. If the owner is a corporation, an authorized officer should sign for the corporation and state his or her title. If shares are held in more than one capacity, this Proxy shall be deemed valid for all shares held in all capacities.